Registration No. 33-48892; 811-6714
-----------------------------------

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      x

                 Pre-Effective Amendment No.
                                             --
                 Post-Effective Amendment No. 4                   x

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  x

                         Amendment No. 7                          x
                (Check appropriate box or boxes.)
                ---------------------------------


                      THE BAIRD FUNDS, INC.
                      ---------------------
       (Exact name of Registrant as Specified in Charter)

  777 East Wisconsin Avenue
     Milwaukee, Wisconsin                    53202
     --------------------                    -----
(Address of Principal                     (Zip Code)
Executive Offices)
                         (414) 765-3500
                         --------------
      (Registrant's Telephone Number, including Area Code)

                        Glen F. Hackmann
               Robert W. Baird & Co. Incorporated
                    777 East Wisconsin Avenue
                   Milwaukee, Wisconsin 53202
                   --------------------------
             (Name and Address of Agent for Service)

                              Copies to:

                          Conrad G. Goodkind
                           Quarles & Brady
                      411 East Wisconsin Avenue
                     Milwaukee, Wisconsin  53202

          Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective. REGISTRANT REQUESTS ACCELERATION OF EFFECTIVENESS OF THIS FILING SO THAT IT WILL BECOME EFFECTIVE ON JANUARY 22, 1996, OR AS SOON THEREAFTER AS PRACTICABLE.

          Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, and filed its required Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 1995 on November 29, 1995.

          It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1)
     x on January 22, 1996 pursuant to paragraph (a)(3) 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485



                             THE BAIRD FUNDS, INC.

                             CROSS REFERENCE SHEET

          (Pursuant to Rule 495 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                Caption or Subheading in Prospectus
  Item No. on Form N-1A         or Statement of Additional Information
  ---------------------         --------------------------------------
PART A - INFORMATION REQUIRED IN PROSPECTUS
-------------------------------------------

1.   Cover Page                 Cover Page

2.   Synopsis                   Expense Information

3.   Condensed Financial        Financial Highlights; Performance
     Information                Information

4.   General Description of     Introduction; Recent Developments;
     Registrant                 Investment Objectives and Policies;
                                Portfolio Securities and Investment
                                Practices

5.   Management of the Fund     Management of the Funds; Financial
                                Highlights; Purchase of Shares

5A.  Management's Discussion    Management's Discussion of Performance of
     of Fund Performance        the Funds

6.   Capital Stock and Other    Dividend Reinvestment; Dividends,
     Securities                 Distributions and Taxes; Capital Structure;
                                Shareholder Reports

7.   Purchase of Securities     Cover Page; Management of the Fund;
     Being Offered              Determination of Net Asset Value; Purchase
                                of Shares; Reinstatement Privilege; Dividend
                                Reinvestment; Directed Distributions;
                                Exchange Privileges; Individual Retirement
                                Account and Simplified Employee Pension
                                Caption or Subheading in Prospectus
                                Plan; Defined Contribution Retirement Plan

8.   Redemption or Repurchase   Redemption and Repurchase of Shares;
                                Systematic Withdrawal Plan; Systematic
                                Exchange Plan;

9.   Legal Proceedings          *<F1>

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------

10.  Cover Page                 Cover Page

11.  Table of Contents          Table of Contents

12.  General Information and    Recent Developments; also included in the
     History                    Prospectus under "Introduction" and "Recent
                                Developments"

13.  Investment Objectives and  Investment Restrictions
     Policies

14.  Management of the          Directors and Officers of the Funds
     Registrant

15.  Control Persons and        Directors and Officers of the Funds;
     Principal Holders of       Principal Shareholders
     Securities

16.  Investment Advisory and    Directors and Officers of the Funds;
     Other Services             Investment Adviser and Administrator;
                                Distribution of Shares; Custodian;
                                Independent Accountants

17.  Brokerage Allocation and   Allocation of Portfolio Brokerage
     Other Practices

18.  Capital Stock and Other    Included in Prospectus under "Capital
     Securities                 Structure" and Shareholder Meetings

19.  Purchase, Redemption and   Included in Prospectus under "Determination
     Pricing of Securities      of net Asset Value"; "Purchase of Shares";
     Being Offered              "Dividend Reinvestment"; "Directed
                                Distribution"; "Exchange Privileges";
                                "Systematic Withdrawal Plan"; "Systematic
                                Exchange Plan"; "Individual Retirement
                                Account and Simplified Employee Pension
                                Plan"; "Defined Contribution Retirement
                                Plan"; Determination of Net Asset Value and
                                Performance

20.  Tax Status                 Taxes

21.  Underwriters               Distribution of Shares

22.  Calculations of            Determination of Net Asset Value and
     Performance Data           Performance

23.  Financial Statements       Financial Statements


*<F1>  Answer negative or inapplicable.
PROSPECTUS

BAIRD CAPITAL DEVELOPMENT FUND

BAIRD BLUE CHIP FUND

BAIRD QUALITY BOND FUND

(Baird Logo)

Prospectus
January 22, 1996

BAIRD CAPITAL DEVELOPMENT FUND
BAIRD BLUE CHIP FUND
BAIRD QUALITY BOND FUND

The Baird Mutual Funds consist of three separate open-end diversified management investment companies, the Baird Capital Development Fund, Inc., the Baird Blue Chip Fund, Inc. and the Baird Quality Bond Fund. Each Baird Mutual Fund has entered into an agreement and plan of reorganization under which substantially all of the assets of the Baird Mutual Fund would be sold to a corresponding mutual fund managed by A I M Advisors, Inc. and, in exchange therefor, the shareholders of the Baird Mutual Fund would receive shares of the corresponding AIM fund. The transactions are subject to approval by the Baird Mutual Fund shareholders and if so approved are expected to be completed in late March 1996. See ''Recent Developments.''

BAIRD CAPITAL DEVELOPMENTY FUND. The primary investment objective of the Baird Capital Development Fund is to produce long-term capital appreciation. This Fund will invest principally in common stocks believed by the Fund's investment adviser to be underpriced relative to future growth prospects. Current income is a secondary objective.

BAIRD BLUE CHIP FUND. The primary investment objective of the Baird Blue Chip Fund is to produce long-term growth of capital and income. This Fund will invest principally in dividend paying common stocks rated A+, A or A- by Standard & Poor's Corporation. Current income is a secondary objective.

BAIRD QUALITY BOND FUND. The investment objective of the Baird Quality Bond Fund is to provide a high level of current income. This Fund will invest principally in a diversified portfolio of investment grade debt securities.

There can be no assurance that the Baird Mutual Funds will meet their respective investment objectives and investment in the Funds involves certain risks. See ''Investment Objectives and Policies'' and ''Portfolio Securities and Investment Practices.''This Prospectus sets forth concisely the information about the Baird Mutual Funds that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statements and Exhibits thereto with respect to the Baird Mutual Funds which has been filed with the Securities and Exchange Commission. Statements of Additional Information, dated January 22, 1996, which are a part of such Registration Statements, are incorporated by reference in this Prospectus. Copies of the Statements of Additional Information will be provided without charge to each person to whom a Prospectus is delivered upon written or oral request made to the Funds' Distributor, Robert W. Baird & Co. Incorporated (''Baird''), by writing to 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 or calling (414) 765-3500.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(Baird Logo)
Mutual Funds

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statements of Additional Information dated January 22, 1996 and, if given or made, such information or representations may not be relied upon as having been authorized by the Baird Mutual Funds or Baird. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.


TABLE OF CONTENTS

Expense Information                                                    1
Financial Highlights                                                   2
Performance Information                                                4
Management's Discussion of Performance of the Funds                    6
Introduction                                                           7
Recent Developments                                                    8
Investment Objectives and Policies                                     9
Portfolio Securities and Investment Practices                         13
Management of the Funds                                               21
Determination of Net Asset Value                                      23
Purchase of Shares                                                    23
Redemption and Repurchase of Shares                                   27
Reinstatement Privilege                                               29
Dividend Reinvestment                                                 29
Directed Reinvestment                                                 30
Systematic Withdrawal Plan                                            30
Automatic Exchange Plan                                               31
Exchange Privileges                                                   31
Individual Retirement Account and Simplified Employee Pension Plan    32
Defined Contribution Retirement and 401(k) Plan                       33
Dividends, Distributions and Taxes                                    33
Capital Structure                                                     34
Shareholder Reports                                                   35
Account Application                                                   37
Automatic Investment Plan Application                                 39

EXPENSE INFORMATION
The following information is provided in order to assist the investor in understanding the various costs and expenses that investors in the Baird Mutual Funds bear directly or indirectly. The Baird Capital Development Fund, Inc. is hereinafter referred to as the ''BCD Fund'', the Baird Blue Chip Fund, Inc. is hereinafter referred to as the ''BBC Fund'' and the Baird Quality Bond Fund is hereinafter referred to as the ''BQB Fund.'' The BCD Fund, BBC Fund and BQB Fund are sometimes individually referred to herein as the ''Fund'' or a ''Baird Mutual Fund''and collectively as the ''Funds'' or the ''Baird Mutual Funds''.

SHAREHOLDER TRANSACTION EXPENSES*<F17>

                            Maximum Sales Load Imposed on Purchases
                              (as a percentage of offering price)
        BCD Fund                               5.75%
        BBC Fund                               5.75%
        BQB Fund                               4.00%

*<F17>The Baird Mutual Funds do not charge redemption fees or exchange fees. Broker-dealers, including Baird, may charge a service fee for redemptions or repurchases of shares effected through them. See ''Redemption and Repurchase of Shares.''The Baird Mutual Funds charge a 1% contingent deferred sales load in certain limited situations as described under ''Redemption and Repurchase of Shares', none of which involve purchases where a sales load is charged. Reinvested dividends are exempt from the sales loads.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                         Total Operating
       Management                       Other                Expenses
          Fee            12b-1 Fee     Expenses        (Net of Waivers and
Fund (Net of Waiver)  (Net of Waiver)(After Reimbursement)After Reimbursement)

BCD Fund   .74%            .27%          .33%                 1.34%
BBC Fund   .74%            .27%          .30%                 1.31%
BQB Fund   .50%            .25%          .25%                 1.00%

The information in the chart indicates actual expenses incurred during the fiscal year ended September 30, 1995, except that the information for the BQB Fund has been restated to reflect current fees. Commencing January 1, 1996, Baird, the BQB Fund's investment adviser and distributor, has agreed to waive fees and/or reimburse expenses as necessary so that the BQB Fund's total operating expenses as a percentage of average net assets do not exceed 1.00% for calendar year 1996. Without waivers and reimbursements, the total operating expenses for the BQB Fund for the fiscal year ended September 30, 1995 would have been 1.41%.

EXAMPLE
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                      Period (in years)
        Fund                       1        3         5        10

        BCD Fund                  $71      $100      $132     $219
        BBC Fund                  $71      $ 99      $129     $215
        BQB Fund                  $50      $ 72      $ 95     $162

The Example is based on the Annual Fund Operating Expenses described above. Please remember that the Example should not be considered a representation of past or future expenses and that actual expenses may be greater or less than those shown. The Example assumes a 5% annual rate of return and the reinvestment of all dividends and distributions pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Baird Mutual Funds.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of each Fund outstanding throughout each period)

  The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Statement of Additional Information. The Financial Highlights should be read in conjunction with the financial statements and notes thereto also included in the Statement of Additional Information.

BAIRD CAPITAL DEVELOPMENT FUND, INC.
                                                           YEARS ENDED SEPTEMBER 30,
                                -------------------------------------------------------------------------
                                 1995    1994   1993    1992   1991    1990   1989    1988   1987    1986
                                -----   -----  -----   -----  -----   -----  -----   -----  -----   -----
Per Share Operating Performance
Net asset value, beginning
  of year                      $23.54  $23.27 $21.67  $21.35 $15.38  $19.16 $14.81  $18.50 $15.44  $13.33
Income from investment operations:
 Net investment income (loss)    0.07    0.04   0.04    0.11   0.13    0.19   0.14  (0.03) (0.04)  (0.12)
 Net realized and unrealized
   gains (losses)
   on investments**<F2>          3.78    0.80   3.54    2.17   6.77  (3.86)   4.21  (2.54)   3.19    4.28
                                -----   -----  -----   -----  -----  ------  -----   -----  -----   -----
Total from investment operations 3.85    0.84   3.58    2.28   6.90  (3.67)   4.35  (2.57)   3.15    4.16

Less distributions:
 Dividends from net
   investment income           (0.02)  (0.04) (0.08)  (0.10) (0.20)  (0.11)      -       -      -       -
 Distributions from net
   realized gains              (1.12)  (0.53) (1.90)  (1.86) (0.73)       -      -  (1.12) (0.09)  (2.05)
                                -----   -----  -----   -----  -----  ------  -----   -----  -----   -----
Total from distributions       (1.14)  (0.57) (1.98)  (1.96) (0.93)  (0.11)      -  (1.12) (0.09)  (2.05)
                               ------  ------ ------  ------ ------  ------ ------  ------ ------  ------
Net asset value, end of year   $26.25  $23.54 $23.27  $21.67 $21.35  $15.38 $19.16  $14.81 $18.50  $15.44
                               ------  ------ ------  ------ ------  ------ ------  ------ ------  ------
                               ------  ------ ------  ------ ------  ------ ------  ------ ------  ------

TOTAL INVESTMENT
  RETURN*** <F3>                17.2%    3.7%  17.9%   11.6%  47.8% (19.3%)  29.4% (12.8%)  20.6%   35.8%
 Ratios/Supplemental Data
 Net assets, end of year
   (in 000's $)                58,646  53,807 52,169  38,236 26,713  18,454 21,372  18,868 23,052  10,233
 Ratio of expenses to average
   net assets*<F1>               1.3%    1.4%   1.4%    1.6%   1.7%    1.7%   1.7%    2.3%   2.5%    2.1%
 Ratio of net investment income
   (loss) to average net assets  0.3%    0.2%   0.2%    0.5%   0.7%    1.1%   0.3%  (0.6%) (0.4%)  (0.5%)
 Portfolio turnover rate        20.4%   29.5%  25.2%   47.7%  64.1%   63.8%  50.5%   55.6%  80.1%   41.9%

 *<F1> Includes a maximum 1% distribution fee through December 12, 1985, a maximum .75% distribution fee from June 21, 1986 through September 30, 1988 and a maximum .45% distribution fee beginning October 1, 1988.
**<F2> On a per share basis this amount may not agree with the net realized and unrealized gains (losses) experienced on the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the portfolio.
***<F3>Total return does not include the sales load.



Baird Blue Chip Fund, Inc.

                                                        YEARS ENDED SEPTEMBER 30,
                                        ---------------------------------------------------------
                                         1995   1994    1993   1992    1991   1990    1989   1988   1987+<F4>
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------
  Per Share Operating Performance
  Net asset value, beginning of period $19.22 $18.89  $18.24 $16.77  $13.60 $13.82  $11.48 $13.10  $10.00
  Income from investment operations:
  Net investment income                  0.14   0.15    0.19   0.20    0.23   0.25    0.24   0.12    0.01
  Net realized and unrealized gains
    (losses) on investments              5.05   1.24    0.63   1.48    3.19 (0.20)    2.25 (1.68)    3.09
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------
  Total from investment operations       5.19   1.39    0.82   1.68    3.42   0.05    2.49 (1.56)    3.10

  Less distributions:
  Dividends from net
    investment income                  (0.12) (0.21)  (0.17) (0.21)  (0.25) (0.27)  (0.15) (0.02)       -
  Distributions from net
    realized gains                     (0.46) (0.85)       -      -       -      -       - (0.04)       -
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------
  Total from distributions             (0.58) (1.06)  (0.17) (0.21)  (0.25) (0.27)  (0.15) (0.06)       -
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------
  Net asset value, end of period      $23.83 $19.22  $18.89 $18.24  $16.77 $13.60  $13.82 $11.48  $13.10
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------


TOTAL INVESTMENT RETURN***<F7>          27.8%   7.7%    4.5%  10.1%   25.5%   0.3%   22.0%(11.8%)  13.5%*<F5>

  Ratios/Supplemental Data
  Net assets, end of
  period (in 000's $)                  71,324 60,115  65,112 61,601  46,958 31,706  21,170 18,681  16,917
  Ratio of expenses to average
    net assets**<F6>                     1.3%   1.4%    1.3%   1.4%    1.5%   1.6%    1.7%   2.2%   2.6%*<F5>
  Ratio of net investment income
    to average net assets                0.7%   0.8%    1.0%   1.2%    1.6%   2.0%    1.9%   3.3%   0.2%*<F5>
  Portfolio turnover rate               16.7%  12.7%   24.9%   5.4%    8.8%  12.2%   14.8%  14.8%    9.0%


 +<F4>For the period from December 31, 1986 (commencement of operations) to
  September 30, 1987.
 *<F5>Annualized.
**<F6>Includes a maximum .75% distribution fee from December 31, 1986 through September 30, 1988 and a maximum .45% distribution fee beginning October 1, 1988.
***<F7>Total return does not include the sales load.


BAIRD QUALITY BOND FUND


                                                               YEARS ENDED SEPTEMBER 30,                FOR THE YEAR FROM
                                                               ---------------------------               OCTOBER 1, 1992*<F8>
                                                                 1995               1994              TO SEPTEMBER 30, 1993
                                                                ------              ------            ---------------------
Per Share Operating Performance
Net asset value, beginning of year                               $9.00              $10.31                   $10.00
Income investment of operations:
 Net investment income                                            0.64                0.67                     0.63
 Net realized and unrealized
 gain (loss) on investments                                       0.46              (1.20)                     0.31
                                                                ------             -------                   ------
Total from investment operations                                  1.10              (0.53)                     0.94
Less distributions:
 Dividends from net investment income                           (0.64)              (0.67)                   (0.63)
 Distribution from net realized gains                                -              (0.11)                        -
                                                                ------             -------                   ------
Total from distributions                                        (0.64)              (0.78)                   (0.63)
                                                                ------             -------                   ------
Net asset value, end of year                                   $  9.46             $  9.00                   $10.31
                                                                ------              ------                   ------
                                                                ------              ------                   ------

TOTAL INVESTMENT RETURN****<F11>                                 12.6%              (5.4%)                     9.8%
 Ratios/Supplemental Data
 Net assets, end of year (in 000's $)                            7,701               7,961                    6,240
 Ratio of expenses (after reimbursement)
   to average net assets**<F9>                                    0.6%                0.6%                     0.4%
 Ratio of net investment income
   to average net assets***<F10>                                  7.0%                7.0%                     6.2%
 Portfolio turnover rate                                        197.5%               99.6%                   124.1%

 *<F8> Commencement of Operations.
**<F9> Computed after giving effect to adviser's expense limitation undertaking.
If the Fund had paid all of its expenses, the ratios would have been 1.4%, 1.7% and 2.1%, respectively, for the years ended September 30, 1995, 1994 and 1993.
***<F10>The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1995, 1994 and 1993 would have been 6.2%, 5.9% and 4.5%, respectively.
****<F11>Total return does not include the sales load.

PERFORMANCE INFORMATION
The Baird Mutual Funds may provide from time to time in advertisements, reports to shareholders and other communications with shareholders their average annual compounded rates of return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. In addition, the BQB Fund may provide yield data from time to time in advertisements, reports to shareholders and other communications with shareholders. The yield of the BQB Fund is determined by dividing the Fund's net investment income for a 30-day (or one month) period by the average number of shares of the Fund outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day or one month period. This percentage is then annualized. Capital gains and losses are not included in the yield calculation. The yield of the BQB Fund will be affected if the BQB Fund experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in the BQB Fund and the BQB Fund's net asset value and return are not guaranteed and will fluctuate. Yield information may be useful in reviewing the performance of the BQB Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of the BQB Fund changes in response to fluctuations in interest rates and the BQB Fund's expenses, any given yield quotation should not be considered representative of the BQB Fund's yield for any future period. An investor should also be aware that there are differences in investments other than yield.

The foregoing total return information includes changes in share price and reinvestment of dividends and capital gains as well as the maximum sales load imposed on purchases (5.75% for the BCD Fund and the BBC Fund and 4.00% for the BQB Fund).

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BAIRD CAPITAL DEVELOPMENT FUND AND NASDAQ COMPOSITE INDEX

AVERAGE ANNUAL TOTAL RETURN
1-YEAR 10.5%
5-YEAR 17.4%
10-YEAR 12.8%

     date      Baird Capital Development Fund      Nasdaq Composite Index
     9/30/85               9,425                            10,000
     9/30/86              12,799                            12,510
     9/30/87              15,436                            15,850
     9/30/88              13,460                            13,821
     9/30/89              17,417                            16,848
     9/30/90              14,056                            12,266
     9/30/91              20,774                            18,754
     9/30/92              23,184                            20,779
     9/30/93              27,334                            27,200
     9/30/94              28,345                            27,255
     9/30/95              33,221                            37,203

Past performance is not predictive of future performance.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     BAIRD BLUE CHIP FUND AND S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURN
1-YEAR 20.5%
5-YEAR 13.4%
Since Inception 2/4/87*<F12> 10.3%

     date           Baird Blue Chip Fund             S&P 500 Index
     2/4/87*<F12>          9,425                           10,000
     9/30/87              10,867                           11,710
     9/30/88               9,585                           10,235
     9/30/89              11,693                           13,581
     9/30/90              11,728                           12,318
     9/30/91              14,719                           16,186
     9/30/92              16,206                           17,983
     9/30/93              16,935                           20,321
     9/30/94              18,239                           21,052
     9/30/95              23,310                           27,325

Past performance is not predictive of future performance.
*<F12> inception date


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BAIRD QUALITY BOND FUND,
      MERRILL DOMESTIC MASTER INDEX AND MORNINGSTAR GOVERNMENT BOND MUTUAL
                          FUND/CORPORATE BOND, GENERAL

AVERAGE ANNUAL TOTAL RETURN
1-YEAR 8.1%
Since Inception 10/1/92*<F13> 3.9%

   date     Baird Quality Bond Fund   Baird Quality Bond Fund   Merrill Domestic Master Index   Morningstar Government Bond Mutual
          (At Public Offering Price     (At Net Asset Value)                                       Fund/Corporate Bond, General
               4% Sales Charge)

   10/1/92*<F13>   $9,600                    $10,000                       $10,000                          $10,000
   10/31/92        $9,350                     $9,742                        $9,874                           $9,854
   11/30/92        $9,333                     $9,725                        $9,871                           $9,855
   12/31/92        $9,520                     $9,920                       $10,024                           $9,995
   1/31/93         $9,747                    $10,156                       $10,214                          $10,187
   2/28/93         $9,934                    $10,351                       $10,392                          $10,382
   3/31/93         $9,953                    $10,371                       $10,442                          $10,441
   4/30/93         $9,990                    $10,410                       $10,518                          $10,515
   5/31/93         $9,971                    $10,390                       $10,526                          $10,529
   6/30/93        $10,203                    $10,632                       $10,721                          $10,725
   7/31/93        $10,268                    $10,699                       $10,783                          $10,795
   8/31/93        $10,453                    $10,892                       $10,977                          $10,997
   9/30/93        $10,537                    $10,979                       $11,017                          $11,038
   10/31/93       $10,576                    $11,020                       $11,060                          $11,094
   11/30/93       $10,497                    $10,938                       $10,968                          $11,001
   12/31/93       $10,566                    $11,009                       $11,029                          $11,052
   1/31/94        $10,728                    $11,178                       $11,175                          $11,199
   2/28/94        $10,568                    $11,012                       $10,973                          $11,006
   3/31/94        $10,285                    $10,716                       $10,724                          $10,755
   4/30/94        $10,151                    $10,578                       $10,628                          $10,648
   5/31/94        $10,072                    $10,495                       $10,630                          $10,630
   6/30/94        $10,003                    $10,423                       $10,610                          $10,604
   7/31/94        $10,207                    $10,635                       $10,805                          $10,753
   8/31/94        $10,191                    $10,619                       $10,822                          $10,783
   9/30/94         $9,970                    $10,388                       $10,670                          $10,665
   10/31/94        $9,926                    $10,343                       $10,660                          $10,642
   11/30/94        $9,908                    $10,324                       $10,636                          $10,604
   12/31/94       $10,017                    $10,438                       $10,717                          $10,644
   1/31/95        $10,177                    $10,604                       $10,926                          $10,795
   2/28/95        $10,402                    $10,838                       $11,178                          $11,015
   3/31/95        $10,466                    $10,905                       $11,253                          $11,081
   4/30/95        $10,580                    $11,025                       $11,408                          $11,235
   5/31/95        $10,906                    $11,364                       $11,856                          $11,632
   6/30/95        $11,006                    $11,469                       $11,946                          $11,707
   7/31/95        $11,020                    $11,483                       $11,920                          $11,683
   8/31/95        $11,131                    $11,599                       $12,059                          $11,812
   9/30/95        $11,230                    $11,701                       $12,176                          $11,921

Past performance is not predictive of future performance.
*<F13> inception date

The results below show the value of an assumed initial investment of $10,000 made in each of the Baird Mutual Funds for the period shown through December 31, 1995, assuming the applicable sales charge (see page 1) and reinvestment of all dividends and distributions.

                                     BCD                                BBC                                 BQB
                          -------------------------           ------------------------            ------------------------
                            VALUE OF                           VALUE OF                            VALUE OF
                           OF $10,000    CUMULATIVE           OF $10,000    CUMULATIVE            OF $10,000    CUMULATIVE
     DECEMBER 31           INVESTMENT     % CHANGE            INVESTMENT     % CHANGE             INVESTMENT     % CHANGE
     -----------          -----------    ----------           ----------    ----------            ----------    ----------
          1984            $10,291*<F14>   +2.9%*<F14>
          1985              14,264        +42.6
          1986              16,301        +63.0
          1987              15,274        +52.7                $8,954*<F14>    -10.5%*<F14>
          1988              17,788        +77.9                  9,622           -3.8
          1989              22,116       +121.2                 12,242          +22.4
          1990              20,394       +103.9                 12,611          +26.1
          1991              29,916       +199.2                 16,434          +64.3
          1992              34,094       +240.9                 16,868          +68.7            $9,520*<F14>   -4.8%*<F14>
          1993              38,023       +280.2                 17,644          +76.4             10,566         +5.7
          1994              37,923       +279.2                 18,468          +84.7             10,017         +0.2
          1995              45,658       +356.6                 24,377         +143.8             11,555        +15.6

 *<F14>The BCD Fund commenced operations on July 2, 1984. The BBC Fund commenced operations on February 4, 1987. The BQB Fund commenced operations on October
  1, 1992.


The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of a Fund in the future. An investment in a Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Baird Mutual Funds may compare their performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar, Inc. are independent ranking services that rank mutual funds based upon total return performance.) The Baird Mutual Funds may also compare their performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, the Merrill Lynch Domestic Master Index and the Consumer Price Index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE OF THE FUNDS

BAIRD CAPITAL DEVELOPMENT FUND - A very good stock market through June turned even better in the third quarter of calendar year 1995. Strong advances in all sectors of the market were again dominated by the technology stocks. Forty stocks, mostly technology and less than 1% of the 4,800 NASDAQ stocks, accounted for half of the NASDAQ performance. Net asset value per share of the BCD Fund increased 17.1% during the nine months ended September 30, 1995. In the last quarter of calendar 1995, some of the most visible of the large technology stocks underwent fairly sizable declines, and disappointing earnings forecasts by some of the more economically sensitive companies have raised concerns about the effect of the slowing economy on corporate earnings. In an environment of slowing corporate earnings increases, we feel that the Fund's portfolio should exhibit above average fundamentals and should perform well in the market.

BAIRD BLUE CHIP FUND - The BBC Fund's total return for the year ended September 30, 1995 (without giving effect to the 5.75% front-end sales load) was 27.8%. According to data compiled and published by Morningstar, Inc., this return placed the Fund's one-year performance in the top quartile of growth & income funds and exceeded the average one-year return of those funds by more than four percentage points.

The Fund's strong performance relative to its growth & income peer group was due in part to several factors. Large capitalization and growth-oriented stocks - both heavily represented in the Fund's portfolio - generally outperformed the broader market during the year. Also contributing to the Fund's strong performance was the Fund's relatively heavy weighting in a number of industry groups - pharmaceuticals, hospital supplies, computer software and telecommunications equipment - that turned in better-than-market performances. Issue selection was very important, and the A+, A and A- rated stocks in the Fund's portfolio (about 75-80% of total equity holdings) outperformed the average of other high quality, similarly situated securities in the market.

BAIRD QUALITY BOND FUND - The bond markets staged a remarkable recovery during 1995 after a very difficult 1994. The yield on the benchmark thirty-year Treasury bond, which increased from 6% on September 30, 1993 to 7.80% by September 30, 1994, fell back to around 6.50% by September 30, 1995, the end of the Fund's fiscal year. As a result, the net asset value of the Fund, which was $9.00 on September 30, 1994, rose to $9.46 on September 30, 1995.

This turnaround in the bond market was sparked by a slowdown in economic growth and a significant improvement in the outlook for inflation. Through most of 1994, the Federal Reserve was pushing interest rates upward out of concern that the economy could be overheating and inflation accelerating. That Fed tightening apparently had the intended impact sooner than anticipated. In 1995, the economy has been growing much slower and the rate of inflation has dropped to around 2% or less. In response to these bullish economic fundamentals, bond prices regained virtually all of the ground lost in 1994.

The consensus economic forecast for 1996 calls for a continuation of these favorable economic fundamentals. If the consensus forecast proves to be correct, bond yields would be expected to fluctuate in a relatively narrow range. Consequently, interest income rather than price changes should account for most of the total return produced by fixed income securities in 1996. The types of securities that typically produce above-average interest income are corporate issues, callable Federal agency notes and mortgage-backed securities. Those are the issues that represented the bulk of the BQB Fund's portfolio at the beginning of 1996.

INTRODUCTION
The BCD Fund was incorporated under the laws of Wisconsin on February 21, 1984. The BBC Fund was incorporated under the laws of Wisconsin on October 16, 1986. The Baird Funds, Inc., of which the BQB Fund is a portfolio, was incorporated under the laws of Wisconsin on June 26, 1992. The BCD Fund, BBC Fund and The Baird Funds, Inc. are open-end, diversified management investment companies registered under the Investment Company Act of 1940,as amended (the "1940 Act"). As open-end investment companies they obtain their assets by continuously selling shares of their common stock to the public. Proceeds from such sales are invested by the Funds in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund in which he has invested. The Funds provide each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnish experienced management to select and watch over its investments. As open-end investment companies, the Baird Mutual Funds will redeem any of their outstanding shares on demand of the owner at their net asset values.

Shares of each Fund will be sold by Baird, the Funds' Distributor, in accordance with both Distribution Plans and related Distribution Assistance Agreements adopted pursuant to Rule 12b-1 under the 1940 Act, and Distribution Agreements between each of the Baird Mutual Funds and Baird. Pursuant to the Distribution Agreements investors may purchase shares of any Baird Mutual Fund's common stock at net asset value plus a maximum sales charge ranging from 4.00% to 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more for the BCD Fund and the BBC Fund and $100,000 or more for the BQB Fund with no sales charges applicable to certain purchases. See ''Purchase of Shares.''

RECENT DEVELOPMENTS
On December 20, 1995, following unanimous approval by their boards of directors, each of the Baird Mutual Funds entered into an Agreement and Plan of Reorganization pursuant to which each Baird Mutual Fund would transfer substantially all of its net assets to a corresponding mutual fund managed, administered and distributed by A I M Advisors, Inc. and its affiliates (each, an ''AIM Fund''). A brief description of the corresponding AIM Funds is set forth below. In the transaction, shareholders of each Baird Mutual Fund would receive, in exchange for their Baird Mutual Fund shares, shares of the corresponding AIM Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholders' Baird Mutual Fund shares immediately prior to the transaction. The Baird Mutual Fund shareholders would not pay any load or sales commission on the shares of the AIM Fund they receive. Each transaction would be structured to qualify as a tax-free reorganization, and if it so qualifies the Baird Mutual Fund shareholders would not recognize taxable gain or loss as a result of the exchange of their shares. Each transaction is subject to normal and customary closing conditions and to approval by the Baird Mutual Fund shareholders at a special meeting to be called and held for that purpose in March 1996. Shareholders of each Baird Mutual Fund will receive a separate proxy statement/prospectus in connection with the special meeting.

The AIM Funds are managed by A I M Advisors, Inc. (''AIM''). AIM was organized in 1976 and presently serves as manager or adviser to 39 separate investment company portfolios including 21 retail portfolios which comprise ''The AIM Family of Funds.'' As of December 31, 1995, the total net assets of the investment company portfolios advised or managed by AIM or its affiliates were approximately $42 billion. AIM is a wholly-owned subsidiary of A I M Management Group, Inc. AIM's principal executive offices are located at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

REORGANIZATION OF THE BCD FUND - The BCD Fund will be reorganized into the AIM Capital Development Fund, a newly-created portfolio of AIM Equity Funds, Inc. with no operating history.

The AIM Capital Development Fund will seek to produce long-term capital appreciation through investing in common stocks, convertible securities and bonds issued primarily by small and medium-sized companies which, based upon factors considered by AIM, AIM believes are underpriced relative to the company's future growth prospects. While the AIM Capital Development Fund's investment program and policies are expected to be similar to those of the BCD Fund, the AIM Capital Development Fund may employ certain strategies and techniques that are different from those used by the BCD Fund. Such strategies and techniques are intended by AIM to facilitate achieving the AIM Capital Development Fund's objective, and may involve risks that are different in magnitude and/or nature from the risks associated with an investment in the BCD Fund.

AIM has committed that, during the two-year period immediately following consummation of the proposed transaction, it will reimburse expenses or waive fees as necessary so that the AIM Capital Development Fund's total operating expense ratio during those two years will not exceed the BCD Fund's expense ratio for the fiscal year ended September 30, 1995 (after giving effect to expense reimbursements and fee waivers), or 1.34% of average net assets.

REORGANIZATION OF THE BBC FUND - The BBC Fund will be reorganized into the AIM Blue Chip Fund, a newly-created portfolio of AIM Equity Funds, Inc. with no operating history.

The AIM Blue Chip Fund will seek long-term growth of capital (with current income being a secondary objective) by investing primarily in dividend paying stocks of ''Blue Chip'' companies as determined by AIM (i.e., leading market positions and strong financial fundamentals). While the AIM Blue Chip Fund's investment program and policies are expected to be similar to those of the BBC Fund, the AIM Blue Chip Fund may employ techniques and strategies which are somewhat different from those used by the BBC Fund. These strategies and techniques are intended by AIM to facilitate achieving the AIM Blue Chip Fund's objective, and may involve risks that are different in nature and/or magnitude from those associated with an investment in the BBC Fund.

AIM has committed that, during the two-year period immediately following consummation of the proposed transaction, it will reimburse expenses or waive fees as necessary so that the AIM Blue Chip Fund's total operating expense ratio during those two years will not exceed the BBC Fund's expense ratio for the fiscal year ended September 30, 1995 (after giving effect to expense reimbursements and fee waivers), or 1.31% of average net assets.

REORGANIZATION OF THE BQB FUND - The BQB Fund will be reorganized into the AIM Income Fund, an existing portfolio of AIM Funds Group which had approximately $295 million in total net assets as of December 31, 1995.

The investment objective of the AIM Income Fund is to achieve a high level of current income consistent with reasonable concern for safety of principal, by investing primarily in fixed rate corporate debt and U.S. Government obligations. In attempting to achieve its objective, the AIM Income Fund is permitted to invest up to 35% of its net assets in non-investment grade debt securities. AIM believes this practice, together with other differences between the investment programs and policies of the AIM Income Fund and the BQB Fund, offer shareholders of the AIM Income Fund an opportunity for higher yields, but also involve risks that are different in magnitude and/or nature than risks associated with an investment in the BQB Fund.

Baird has announced that, for calendar year 1996, it will waive fees and/or reimburse expenses as necessary to limit the BQB Fund's total annual operating expenses at a ratio equal to 1.00% of average net assets. The total operating expenses of the AIM Income Fund as a percentage of average net assets for its fiscal year ended December 31, 1995 were 0.98%.

INVESTMENT OBJECTIVES AND POLICIES
BAIRD CAPITAL DEVELOPMENT FUND -  The primary investment objective of the
BCD Fund is long-term capital appreciation, and securities are selected for its portfolio primarily on this basis. The major portion of the BCD Fund's portfolio is ordinarily invested in common stocks. Fiduciary Management, Inc. (''FMI''), the BCD Fund's investment adviser, purchases those common stocks which it believes to be underpriced relative to the issuing corporation's future growth prospects. Such common stocks frequently are issued by smaller and medium capitalization companies in the growth stage of development. See ''Portfolio Securities and Investment Practices.''The BCD Fund also purchases common stocks where the price is significantly below the estimated market value of the issuing corporation's assets less its liabilities on a per share basis. In making a determination that the above criteria is met with respect to a particular common stock, FMI generally studies the financial statements of the issuing corporation and other companies in the same industry, market trends and economic conditions in general. FMI is assisted by Baird which acts as the BCD Fund's sub-adviser. See ''Management of the Funds.'' Since current income is only a secondary objective in the selection of investments, a particular issuer's dividend history is not a primary consideration. As a consequence shares of the BCD Fund are not suitable investments for investors needing current income. There can be no assurance that the primary objective of the BCD Fund will be realized or that any income will be earned. There can be no assurance that the BCD Fund's portfolio will not decline in value and the BCD Fund's net asset value likely will be more volatile than that of a fund that invests primarily in common stocks of larger, more established companies or in investment grade income securities.

Although the major portion of the BCD Fund's portfolio is ordinarily invested in common stocks, no minimum or maximum percentage of the BCD Fund's assets is required to be invested in common stocks or any other type of security. When FMI believes securities other than common stocks offer opportunity for long-term capital appreciation, the BCD Fund may invest in publicly distributed corporate bonds and debentures, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. See `Portfolio Securities and Investment Practices.''The BCD Fund limits its investments in corporate bonds and debentures to those which have been assigned one of the highest three ratings of either Standard & Poor's Corporation (''S&P'') or Moody's Investors Service, Inc. (''Moody's'') and invests in corporate bonds and debentures only when FMI believes interest rates on such investments may decline thereby potentially increasing the market value of the corporate bonds and debentures purchased by the BCD Fund. A description of the foregoing ratings is set forth in the Statement of Additional Information under the caption ''Description of Bond Ratings.'' Under normal market conditions, the BCD Fund has at all times at least 65% of its total assets invested in securities which FMI believes offer opportunity for growth of capital.

The BCD Fund may invest up to 10% of its assets in securities of foreign issuers. See ''Portfolio Securities and Investment Practices.''

BAIRD BLUE CHIP FUND - The primary investment objective of the BBC Fund is to produce long-term growth of capital and income. Current income is a secondary objective. The major portion of the BBC Fund's portfolio is ordinarily invested in dividend-paying common stocks. Baird, the BBC Fund's investment adviser, purchases common stocks of issuers which it believes to have superior fundamental characteristics which may include:

  an experienced and tested management
  a superior and pragmatic growth strategy leadership positions in their market proprietary products, processes or services an above-average record of dividend consistency and growth a strong balance sheet

In determining that the above characteristics are present with respect to specific investments, Baird generally studies the financial statements of the issuing corporations and other companies in the same industry, the issuing corporation's reports to shareholders and analysts and general economic and industry reports of brokers. In determining whether an issuer has an above-average record of dividend consistency and growth, Baird generally compares the dividend record of the issuer in question with the dividend record of similarly sized issuers over a period of time which Baird believes covers the full peak-to-peak range of a business cycle. The BBC Fund, under normal market conditions, has at least 65% of its total assets invested in common stocks rated A+, A or A-by S&P. Baird considers common stocks so rated to be ''blue chip'' stocks. Up to 10% of the BBC Fund's portfolio of common stocks may be unrated or rated below B+ by S&P.

In rating common stocks S&P primarily considers stability of earnings and dividends over the most recent 10 years. The dividends and earnings records of issuers are compared and then aligned with the following order of rankings:

    A+  Highest             B+   Average        C   Lowest
    A   High                B    Below Average  D   Reorganization
    A-  Above Average       B-   Lower

An S&P common stock rating is not a forecast of future market price performance as it is basically an appraisal of past performance of earnings and dividends, and relative current standing. The ratings cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and other factors which may be relevant to investment status and decisions. Common stocks may be unrated because of insufficient data or because they are not amenable to the ranking process (i.e., publicly traded for less than 10 years). A more detailed description of the S&P common stock ratings as well as a description of the other securities ratings referred to below is set forth in the Statement of Additional Information under the caption ''Description of Securities Ratings.''

The investment philosophy employed by Baird seeks to avoid strategies which pursue aggressive growth through short-term investment techniques or high-risk speculation. Substantial emphasis is placed on the fundamental investment quality (i.e., the earnings, dividends and operations of an issuer) of the securities purchased. The portfolio is diversified among securities issued by different companies and is not concentrated in any single industry. Since current income is only a secondary objective of the BBC Fund, shares of the BBC Fund may not be an appropriate investment for investors needing current income. Notwithstanding the foregoing there can be no assurances that the BBC Fund's investment objectives will be achieved. There can be no assurance that the BBC Fund's portfolio will not decline in value and the BBC Fund's net asset value likely will be more volatile than that of a fund that invests primarily in investment grade income securities.

When Baird believes securities other than common stocks offer opportunity for long-term growth of capital and income, the BBC Fund may invest in United States government securities, publicly distributed corporate bonds and debentures and convertible preferred stocks and debt securities. See ''Portfolio Securities and Investment Practices.''The BBC Fund limits its investments in non-convertible corporate bonds and debentures to those which have been assigned one of the highest three ratings of either S&P or Moody's. The BBC Fund invests in United States government securities and corporate bonds and debentures when Baird believes interest rates on such investments may decline thereby potentially increasing the market value of the United States government securities and corporate bonds and debentures purchased by the BBC Fund or to meet the additional investment objective of producing current income. The BBC Fund limits its investments in convertible securities to those which have been assigned one of the highest three ratings of S&P or Moody's and in which the underlying common stock is a suitable investment for the BBC Fund. Under normal market conditions, the BBC Fund has at least 80% of its total assets invested in securities which Baird believes offer opportunity for long-term growth of capital and income.

BAIRD QUALITY BOND FUND - The investment objective of the BQB Fund is to provide a high level of current income. The BQB Fund seeks to achieve its investment objective through investments in a diversified portfolio of investment grade debt securities. Investment grade securities are (i) bonds, debentures, notes and other debt instruments rated at least BBB by S&P or Baa by Moody's at the time of acquisition; (ii) commercial paper and cash equivalents rated A-l by S&P or Prime-l by Moody's at the time of acquisition; and (iii) any type of unrated debt security which Baird determines at the time of acquisition to be of a quality comparable to the foregoing. A description of the foregoing ratings is set forth in the BQB Fund's Statement of Additional Information under the caption ''Description of Securities Ratings.'' At least 80% of the BQB Fund's assets, under normal market conditions, are invested in the following:

  U.S. non-convertible debt securities issued by corporations and municipalities including bonds, debentures and notes;
  Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (''U.S. government securities'');
  Mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities;
  Commercial paper, repurchase agreements, certificates of deposit, bankers acceptances and other cash equivalents.

Investments in mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities must be rated at least either AA by S&P or Aa by Moody's or unrated but determined by Baird to be of comparable quality. The BQB Fund has adopted an investment policy pursuant to which it invests, under normal market conditions, at least 65% of its total assets in U.S. non-convertible bonds and debentures issued by corporations or municipalities, their agencies or instrumentalities or issued or guaranteed by the U.S. government or its agencies or instrumentalities. See ''Portfolio Securities and Investment Practices.''

The values of the securities in the BQB Fund are subject to price fluctuations resulting from various factors, including rising or declining interest rates (''market risks'') and the ability of the issuers of such investments to make scheduled interest and principal payments (''financial risks''). Baird attempts to manage these risks when selecting investments by taking into account interest rates, terms and marketability of obligations, as well as such factors as the capitalization, earnings, liquidity and other indicators of the issuer's financial condition. The BQB Fund's intention to invest only in investment grade securities (determined at the time of acquisition) also limits to some degree financial risks. Obligations rated BBB by S&P and Baa by Moody's, although investment grade, do exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated obligations. Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. In addition, there may be less publicly available information with respect to unrated securities and, to the extent that the BQB Fund invests in unrated securities, it will be more dependent on the research and analyses performed by Baird. The BQB Fund will not acquire a security rated BBB by S&P or Baa by Moody's or an unrated security which is determined by Baird to be of comparable quality if after such acquisition more than 35% of the BQB Fund's total assets would be invested in such securities. The BQB Fund may retain up to 5% of its net assets in securities whose ratings or quality have been downgraded to below investment grade subsequent to their acquisition. Such securities should be regarded as speculative and may be in default in the payment of interest or principal.

The value of fixed-income securities generally will tend to decrease when interest rates rise and increase when interest rates fall. The BQB Fund's share price generally will react similarly. When Baird believes interest rates will decline significantly, the BQB Fund generally will emphasize longer-term securities. Conversely, when interest rates are expected to rise significantly, the BQB Fund generally will emphasize shorter-term securities. Shorter-term securities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.The BQB Fund has the flexibility to invest in fixed income securities without restriction upon the average maturity of the BQB Fund's securities. To the extent that the BQB Fund invests to a significant degree in longer-term securities, the net asset value of the BQB Fund may be more volatile.

The BQB Fund is also authorized to engage in certain futures and option transactions, although it has no intention of doing so during its fiscal year ending September 30, 1996. See the BQB Fund's Statement of Additional Information for a discussion of such transactions and some of the associated risks.

CERTAIN ADDITIONAL POLICIES OF THE BAIRD MUTUAL FUNDS - Under certain circumstances each of the BCD Fund, the BBC Fund and the BQB Fund may (a) temporarily borrow money from banks for emergency or extraordinary borrowings,
(b) pledge its assets to secure borrowings and (c) purchase securities of other investment companies. Additionally the BCD Fund may (d) invest in warrants and
(e) invest in securities of issuers which have a record of less than three years of continuous operations. A more complete discussion of the circumstances in which the Baird Mutual Funds may engage in these activities is included in their Statements of Additional Information. Except for the investment policies discussed in this paragraph, the primary investment objective and the other policies described under this caption are not fundamental policies and may be changed without shareholder approval.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES - A change in a Baird Mutual Fund's investment objective may result in a Baird Mutual Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in such Baird Mutual Fund. At least 30 days prior to any change by a Baird Mutual Fund in its investment objectives, the Baird Mutual Fund will provide written notice to all of its shareholders regarding the proposed change.

PORTFOLIO SECURITIES AND INVESTMENT PRACTICES
Below is a brief description of the primary types of securities and investment practices in which the Baird Mutual Funds may invest and engage, together with a brief discussion of certain of the risks inherent in such investments.

COMMON STOCKS - The BCD Fund and the BBC Fund ordinarily invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

SMALLER CAPITALIZATION AND LESS SEASONED COMPANIES - The BCD Fund may invest in smaller capitalization companies in the earlier stages of development. Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies frequently have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in growth in revenues but in an accelerated or above average rate of earnings growth. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is developed.

On the other hand, higher market risks are often associated with smaller growth companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

PREFERRED STOCK - The BCD Fund and the BBC Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

WARRANTS - The BCD Fund may invest in warrants, which are securities permitting, but not obligating, their holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES - The BCD Fund and the BBC Fund each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

FOREIGN SECURITIES - The BCD Fund and the BBC Fund may invest in securities of foreign issuers. These securities may be U.S. dollar-denominated or denominated in foreign currencies. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Foreign markets may be subject to less regulation, may be less liquid and of smaller capitalization than U.S. markets and frequently are subject to greater volatility. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a Fund's income without providing a tax credit for the Fund shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations in which their respective investment advisers consider as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. With respect to securities denominated in foreign currencies, the value of such foreign securities will rise or fall because of changes in currency exchange rates and the Funds may incur certain costs in converting securities denominated in foreign securities to U.S. dollars. The Fund's custodian, Firstar Trust Company, may retain one or more subcustodians to retain custody of all or a portion of each Fund's foreign securities. Investment in foreign securities also typically involves greater expenses than investment in U.S. securities.

In an effort to manage exposure to currency fluctuations, the BCD Fund's and BBC Fund's investment advisers may enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date) and may diversify currencies. Currency exchange contracts allow a Fund to fix a definite price in dollars for securities it has agreed to buy or sell or can be used to hedge a Fund's foreign investments against adverse exchange rate changes. These strategies may require a Fund to set aside liquid high grade debt securities in a segregated custodial account to cover its obligations. This segregated account will be required whenever the liabilities under contracts involving currencies exceed the value of securities denominated in that currency. Each Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that a Fund will not enter into a foreign currency exchange contract if the amount of assets set aside to cover the contract in the investment adviser's view would impede portfolio management or a Fund's ability to meet redemption requests.

The BCD Fund and the BBC Fund may hold securities of U.S. and foreign issuers in the form of American Depositary Receipts (''ADRs''), American Depositary Shares (''ADSs'') or European Depositary Receipts (''EDRs''). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs and ADSs will be deemed to be investments in equity securities representing the securities of foreign issuers into which they may be converted.

EDRs, which sometimes are referred to as Continental Depositary Receipts (''CDRs''), are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or U.S. securities. Generally, EDRs and CDRs, in bearer form, are designed for use in European securities markets.

CORPORATE DEBT SECURITIES - Each of the Baird Mutual Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), certificates of deposit (unsecured borrowings by banks), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, which may be fixed or adjustable rate with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, a Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors as well as other features similar to those of mortgage-backed securities discussed below.

None of the Baird Mutual Funds will invest in corporate debt securities rated below investment grade by S&P and Moody's or in unrated corporate debt securities believed by the Fund's investment adviser to be below investment grade quality. Securities rated in the four highest long-term rating categories by S&P and Moody's are considered to be ''investment grade.'' S&P's fourth highest long-term rating category is ''BBB'', with BBB- being the lowest investment grade rating. Moody's fourth highest long-term rating category is ''Baa'', with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the ''BBB'' rating category when such securities are ''regarded as having an adequate capacity to pay interest and repay principal. [Such securities] normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay,''whereas securities rated AAA by S&P are regarded as having ''capacity to pay interest and repay principal [that] is extremely strong.''Publications of Moody's indicate that it assigns securities to the ''Baa'' rating category when such securities ''are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well,''whereas securities rated Aaa by Moody's ''are judged to be of the best quality''and ''carry the smallest degree of investment risk.''

U.S. GOVERNMENT SECURITIES - All of the Baird Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the values of such securities fluctuate.

ZERO COUPON, DEEP DISCOUNT AND PAYMENT-IN-KIND SECURITIES - Each of the Baird Mutual Funds may invest in `zero coupon'' and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Each of the BCD Fund and the BBC Fund may invest in payment-in-kind securities, which allow the issuer, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Although a Fund will receive no payments on its zero coupon securities, and may receive no cash payments on its payment-in-kind securities, prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities and any non-cash `interest'' it receives on its payment-in-kind securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

STRIPPED INCOME SECURITIES - Each of the Baird Mutual Funds may invest in stripped income securities. Stripped income securities or obligations represent an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest, while the other class will receive all of the principal. The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are those of conventional income securities.

PREMIUM SECURITIES - Each of the Baird Mutual Funds may at times invest in securities bearing coupon rates higher than prevailing market rates. Such ''premium'' securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to call or redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Similarly, the Fund generally will recognize a capital loss in the event that such securities are held to maturity.

ADJUSTABLE AND FLOATING RATE SECURITIES - Each of the Baird Mutual Funds may invest in adjustable and floating rate securities. Adjustable and floating rate securities are securities having interest rates or dividends which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over or under a specific interest rate or interest rate index or on the results of periodic auctions. Adjustable and floating rate securities allow a Fund to participate in increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields. Adjustments in coupon rates on such securities may, however, lag changes in market rates of interest. Adjustable and floating rate securities may be subject to caps above which their interest rates may not be adjusted and floors below which their interest rates may not be adjusted.

MUNICIPAL SECURITIES - The BQB Fund may invest in debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States. The BQB Fund may invest in both taxable and federal income tax-exempt municipal securities, although it expects that its investments in municipal securities ordinarily will be taxable. The two principal classifications of municipal securities are ''general obligation'' and ''revenue'' securities. ''General obligation'' securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. ''Revenue'' securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Certain of the municipal securities in which the BQB Fund may invest represent relatively recent innovations in the municipal securities markets. Because the BQB Fund does not intend to invest a substantial amount of its assets in municipal securities, the interest on which is exempt from federal income tax, the BQB Fund does not expect to be entitled to pass through to its shareholders the tax-exempt nature of any interest income attributable to investments in municipal securities.

MORTGAGE-BACKED SECURITIES - The BQB Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include guaranteed government agency mortgage-backed securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Guaranteed government agency mortgage-backed securities in which the Funds may invest include those issued or guaranteed by the Government National Mortgage Association (''Ginnie Mae''), the Federal National Mortgage Association (''Fannie Mae'') and the Federal Home Loan Mortgage Corporation (''Freddie Mac''). Mortgage-backed securities also include privately issued mortgage-backed securities, which are not guaranteed by any agency or instrumentality of the U.S. government. Such securities generally are issued with some form of credit support. Securities issued by entities other than governmental entities may offer a higher yield but also may be subject to greater price fluctuations and credit risk than securities issued by governmental entities. Mortgage-backed securities may represent ownership interests in the underlying mortgage loans and provide for monthly payments that are a ''pass-through'' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Mortgage-backed securities also include collateralized mortgage obligations (''CMOs''). CMOs are securities collateralized by mortgages or other mortgage-backed securities. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a ''tranche,'' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest typically is paid or accrues on classes of the CMO on a monthly, quarterly or semi-annual basis. Because most CMO tranches typically provide for the periodic payment of principal and are subject to principal prepayment, the actual duration of a CMO typically will be significantly less than the stated maturity or final distribution date. In addition, principal prepayments on the underlying collateral may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the underlying collateral may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. CMOs may be issued by governmental or nongovernmental entities such as banks and other mortgage lenders.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the BQB Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the BQB Fund purchases the securities at discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain types of derivative mortgage-backed securities are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the BQB Fund are likely to be greater during periods of declining interest rates and, as a result, likely to be reinvested at lower interest rates. Adjustable rate mortgages are subject to prepayment risks in a manner similar to fixed rate mortgages although to a lesser degree.

No assurance can be given as to the liquidity of the market for mortgage-backed securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the BQB Fund's board of directors. The values of mortgage-backed securities may change for a variety of reasons in addition to changes in interest and prepayment rates, including changes in the market's perception of the creditworthiness of the Federal agency that issued or guaranteed them and changes in market conditions.

ASSET-BACKED SECURITIES - The BQB Fund also may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are now also applied to a broad range of assets, primarily automobile and credit card receivables. Other types of asset-backed securities may be developed in the future. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.

OTHER DEBT OBLIGATIONS - Bank Obligations - Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Baird Mutual Funds might not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

Commercial Paper - Commercial paper consists of short-term, unsecured promissory note sissued to finance short-term credit needs and includes commercial paper master notes (which are demand instruments with variable coupon rates). Commercial paper purchased by the Baird Mutual Funds will consist of direct obligations issued by domestic entities and will be rated in one of the two highest rating categories by a nationally recognized rating organization or will be unrated but determined by the Fund's investment adviser to be of comparable credit quality.

REPURCHASE AGREEMENTS - Each Baird Mutual Fund may enter into repurchase agreements with banks and broker-dealers, under which the Fund purchases securities issued by the U.S. government or its agencies and instrumentalities or other securities, and agrees to resell the securities at an agreed upon time and at an agreed upon price. Repurchase agreements may be considered collateralized loans by a Fund and the difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When a Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time a Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, a Fund will take into account the creditworthiness of such party. The Funds will only enter into repurchase agreements with entities which are primary dealers in United States government securities or are among the top 100 domestic banks measured by assets. In the event of default by such party, a Fund may not have the right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. Neither the BCD Fund nor the BBC Fund will invest over 5% of its respective net assets in repurchase agreements. The BQB Fund may invest in repurchase agreements having a duration of seven days or less without limitation. Repurchase agreements that mature in more than seven days are considered illiquid.

SHORT-TERM INVESTMENTS - Each Baird Mutual Fund may invest without limitation in short-term instruments as a reserve for expenses or anticipated redemptions and as a temporary defensive measure when the Fund's investment adviser deems appropriate. The Baird Mutual Funds are not required to employ temporary defensive techniques and the Fund's respective investment advisers ordinarily do not actively seek to predict short- to intermediate-term changes in the overall securities markets. Accordingly, the Funds will not necessarily employ these techniques in anticipation of or response to a deterioration in the markets in which they invest. To the extent that a Fund invests to a significant degree in these instruments, its ability to achieve its primary investment objective may be adversely effected. Short-term investments are debt securities or other instruments having a remaining fixed maturity or time until demand feature effectiveness of 18 months or less and that are issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or that are rated in one of the two highest rating categories by a nationally recognized rating organization or unrated but determined by Baird to be of comparable credit quality. Short-term investments include treasury bills and other U.S. government and government agency securities, bank obligations, commercial paper and repurchase agreements.

WHEN-ISSUED SECURITIES - The BQB Fund may purchase securities on a forward commitment or when-issued basis, where the price of the security is fixed at the time the commitment is made. Delivery of and payment for such securities typically occur 15 to 90 days after the commitment to purchase. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price and yields available on comparable debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. The BQB Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the BQB Fund may sell these securities before the settlement if Baird deems it advisable. The BQB Fund will not accrue income in respect to a when-issued security prior to its stated delivery date.

When the BQB Fund purchases securities on a when-issued basis it will maintain in a segregated account with the Fund's custodian cash or marketable securities having an aggregate value equal to the amount of the purchase commitment until payment is made. When-issued securities may decline or increase in value during the period from the investment commitment to the settlement of the purchase and involve a degree of investment leverage. Such transactions also involve the risk that the counterparty to the transaction fails to perform.

ILLIQUID SECURITIES - The BCD Fund and the BBC Fund may invest in illiquid securities, which may include repurchase agreements maturing in more than seven days and other securities that can not be sold in seven days at approximately the price at which they are valued. The BCD Fund and the BBC Fund may not invest in restricted securities. A Fund will not acquire illiquid securities if, as a result, they would comprise more than 10% of the value of the Fund's net assets. The Board of Directors of a Fund or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this limitation. Securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Directors. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell, potential difficulties in valuation and potentially greater market volatility.

PORTFOLIO TURNOVER - Due to the fact the BCD Fund and the BBC Fund do not intend to place emphasis on short-term trading, and their investment advisers will consider an issuer's growth prospects over a three to five year period, the BCD Fund and the BBC Fund expect usually to have an annual portfolio turnover rate of less than 65%. As with the BCD Fund and the BBC Fund, the portfolio turnover rate of the BQB Fund will vary from year to year depending on market conditions. During the fiscal years ended September 30, 1995 and 1994, the BCD Fund's portfolio turnover rate was 20.4% and 29.5%, respectively, and the BBC Fund's portfolio turnover rate was 16.7% and 12.7%, respectively. Baird may vary the average maturity of the portfolio of the BQB Fund depending on its interest rate outlook. During the fiscal years ended September 30, 1995 and 1994, the BQB Fund's portfolio turnover rate was 197.5% and 99.6%, respectively. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover in any year may result in the payment by a Fund of above average amounts of brokerage commissions or dealer mark-ups.

MANAGEMENT OF THE FUNDS
As Wisconsin corporations the business and affairs of the Baird Capital Development Fund, Inc., Baird Blue Chip Fund, Inc. and The Baird Funds, Inc. are managed by their Boards of Directors who are assisted by the Funds' officers. The following are the directors and officers of the Baird Mutual Funds:

                                   DIRECTORS
 James D. Bell*          Reverend Albert J. DiUlio, S.J.   George C. Kaiser
 Managing Director and   President of                      Sole Proprietor of
 Chief Administrative    Marquette University              George Kaiser & Co.
 Officer of Robert W.
Baird & Co., Incorporated

          Allan H. Selig                      Edward J. Zore*
          President and Chief Executive       Executive Vice President
          Officer of the Milwaukee Brewers    of The Northwestern
          Baseball Club, Inc.                 Mutual Life Insurance Co.

                                    OFFICERS
 Marcus C. Low, Jr.* Mary Ann Taylor*   Laura H. Gough*   Glen F. Hackmann*
 President           Vice President     Vice President    Secretary and
                                                          Treasurer

For more information concerning the Directors and Officers of the Baird Mutual Funds, see each respective Fund's Statement of Additional Information. Persons indicated by an asterisk (*) are interested persons of the Funds within the meaning of the 1940 Act.

BAIRD CAPITAL DEVELOPMENT FUND - Pursuant to an investment advisory agreement (the ''BCD Advisory Agreement'') with the BCD Fund, FMI, 225 East Mason Street, Milwaukee, Wisconsin 53202, furnishes continuous investment advisory services to the BCD Fund. FMI is an investment adviser to individuals and institutional clients (including investment companies) with substantial investment portfolios and as of December 31, 1995, managed approximately $950,000,000 in assets. FMI was organized in 1980 and is wholly owned by Ted D. Kellner and Donald S. Wilson. Since that time, Mr. Kellner has served as Chairman of the Board and Chief Executive Officer and Mr. Wilson has served as President and Treasurer of FMI. Messrs. Kellner and Wilson are primarily responsible for the day-to-day management of the BCD Fund's portfolio. They have held this responsibility since the BCD Fund commenced operations on June 22, 1984.

FMI supervises and manages the investment portfolio of the BCD Fund and subject to such policies as the Board of Directors of the BCD Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the BCD Fund. Under the BCD Advisory Agreement, FMI, at its own expense and without reimbursement from the BCD Fund, furnishes office space, and all necessary office facilities, equipment, and executive personnel for the performance of the services required to be performed by it under the BCD Advisory Agreement. For the foregoing, FMI receives a monthly fee of 1/12 of 0.4125% (0.4125% per annum) of the daily net assets of the BCD Fund. The advisory fees paid to FMI in the fiscal year ended September 30, 1995 were equal to 0.4125% of the BCD Fund's average net assets.

Pursuant to a sub-advisory agreement (the ''Sub-Advisory Agreement'') with the BCD Fund, Baird furnishes regular advice to FMI regarding the value of securities and the advisability of the BCD Fund purchasing or selling specific securities as well as regular analyses and reports to FMI concerning issuers, industries, securities, economic factors and portfolio strategy. Although Baird furnishes regular advice to FMI, FMI makes the final decision as to the securities to be purchased and sold for the BCD Fund and the timing of such purchases and sales. Baird is an indirect partially-owned subsidiary of The Northwestern Mutual Life Insurance Company, Milwaukee, Wisconsin and is controlled by such firm. Baird is a securities broker-dealer and investment adviser providing brokerage, research, investment banking and investment advisory services to individuals, trusts, estates, corporations and other institutional clients.

In addition to the services referred to above, Baird pays the salaries and fees of all officers and directors of the BCD Fund (except the fees to directors who are not interested persons of the BCD Fund). For the foregoing Baird receives a monthly fee of 1/12 of 0.3275% (0.3275% per annum) of the daily net assets of the BCD Fund. The advisory fees paid to Baird in the fiscal year ended September 30, 1995 were equal to 0.3275% of the BCD Fund's average net assets.

BAIRD BLUE CHIP FUND AND BAIRD QUALITY BOND FUND - Pursuant to investment advisory agreements with the BBC Fund (the ''BBC Advisory Agreement'') and the BQB Fund (the ''BQB Advisory Agreement'') (collectively the ''Advisory Agreements'') Baird through its Investment Management Services Group, furnishes continuous investment advisory services to the BBC Fund and the BQB Fund. The Investment Management Services Group was organized in 1971 and as of December 31, 1995, managed in excess of $1,000,000,000 in assets for individuals, trusts, estates, corporations, and such other institutional clients as employee benefit plans and foundations.

Baird supervises and manages the investment portfolio of the BBC Fund and the BQB Fund and subject to such policies as their respective Boards of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of these Funds. Under the Advisory Agreements, Baird, at its ownexpense and without reimbursement from the Funds, furnishes office space, and all necessary office facilities, equipment, and executive personnel for managing the Funds and maintaining their organizations. In addition to the services referred to above, Baird pays the salaries and fees of all officers and directors of these Funds (except the fees to directors who are not interested persons of these Funds). For the foregoing, Baird receives a monthly fee of 1/12 of 0.74% (0.74% per annum) of the daily net assets of the BBC Fund, and a monthly fee of 1/12 of 0.50% (0.50% per annum) of the daily net assets of the BQB Fund. The advisory fees paid to Baird in the fiscal year ended September 30, 1995 were equal to 0.74% of the BBC Fund's average net assets and 0.39% of the BQB Fund's average net assets.

Robinson Bosworth III and John T. Evans, Portfolio Managers of the BBC Fund, are primarily responsible for the day-to-day management of such Fund's portfolio. They have held this responsibility since the BBC Fund commenced operations on December 31, 1986. Mr. Bosworth joined Baird in 1971 and is a Managing Director of Baird's Investment Management Services Group. Mr. Evans joined Baird in 1977 and is a Senior Vice President in its Investment Management Services Group.

James Kochan, Portfolio Manager of the BQB Fund, is primarily responsible for the day-to-day management of the BQB Fund. He has held this responsibility since such Fund commenced operations on October 1, 1992. Mr. Kochan has served as First Vice President of Baird's Investment Management Services Group since August 1990. Prior to that time, he was First Vice President of Merrill Lynch & Co. from 1980 to 1990.

ADMINISTRATION OF BAIRD MUTUAL FUNDS - Each of the BCD Fund, BBC Fund and The Baird Funds, Inc. has entered into an administration agreement with FMI pursuant to which FMI supervises all aspects of each Fund's operations except those performed by the investment advisers. FMI prepares and maintains the books, accounts and other documents required by the 1940 Act, determines each Fund's net asset value, responds to shareholder inquires, prepares the Funds' financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Funds' financial accounts and records and generally assists in all aspects of the Funds' operations other than portfolio decisions. FMI, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for supervising each Fund's operations. For the foregoing, FMI receives from each of the BCD Fund and the BBC Fund a monthly fee of 1/12 of 0.1% (0.1% per annum) on the first $30,000,000 of each Fund's daily net assets and 1/12 of 0.05% (0.05% per annum) on the daily net assets over $30,000,000 and from the BQB Fund a monthly fee of 1/12 of 0.1% (0.1% per annum) on the first $20,000,000 of the Fund's daily net assets and 1/12 of 0.05% (0.05% per annum) on the daily net assets over $20,000,000.

DETERMINATION OF NET ASSET VALUE
The per share net asset value of each Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset values of the BCD Fund, the BBC Fund and the BQB Fund are determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. These determinations are applicable to all transactions in shares of the Funds prior to that time and after the previous time as of which net asset values were determined.

Equity securities traded on any national securities exchange or quoted on the Nasdaq National Market System will ordinarily be valued on the basis of the last sale price on the date of valuation, or, in the absence of any sales on that date, the most recent bid price. Other equity securities will generally be valued at the most recent bid price, if market quotations are readily available. Debt securities will ordinarily be valued on the basis of valuations provided by broker-dealers (including broker-dealers from whom such securities may have been purchased) or by a pricing service, approved by the respective Fund's Board of Directors, which may utilize information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships among securities and yield data in determining values. Securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith in accordance with policies approved by the respective Fund's Board of Directors. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Odd lot differentials and brokerage commissions will be excluded in calculating values.

PURCHASE OF SHARES
Baird serves as the distributor and principal underwriter of the Baird Mutual Funds. Baird's principal business address is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Shares of each Baird Mutual Fund are purchased from Baird or other investment dealers, if any, who have entered into sales agreements with Baird. Account application forms are included at the back of this Prospectus. Applications are subject to acceptance by the Baird Mutual Funds, and are not binding until so accepted. The Baird Mutual Funds reserve the right to reject applications in whole or in part. The offering price per share is the next determined per share net asset value after receipt of an application plus a sales charge which is a percentage of the offering price and varies based on the amount of the combined concurrent purchases of each Baird Mutual Fund, together with current holdings under rights of accumulation and/or purchases indicated under a Letter of Intent. The Board of Directors of each Baird Mutual Fund has established $1,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase (except pursuant to the Automatic Investment Plan where the minimum monthly or quarterly purchase is $50 or through dividend reinvestment), which minimum amounts are subject to change at any time.

SALES CHARGES - The following sales charges are applicable to purchases of the BCD Fund and the BBC Fund:
                                                    TOTAL SALES CHARGE
                                             PERCENTAGE          PERCENTAGE
          AMOUNT OF                          OF OFFERING           OF NET
          PURCHASE                              PRICE           ASSET VALUE
          ---------                          -----------        -----------
At least $100 but less than $50,000            5.75%               6.10%
At least $50,000 but less than $100,000        4.50%               4.71%
At least $100,000 but less than $250,000       3.50%               3.63%
At least $250,000 but less than $500,000       2.50%               2.56%
At least $500,000 but less than $1,000,000     2.00%               2.04%
$1,000,000 and over                            0.00%               0.00%

The following sales charges are applicable to purchases of the BQB Fund:

                                                    TOTAL SALES CHARGE
                                             PERCENTAGE          PERCENTAGE
          AMOUNT OF                          OF OFFERING           OF NET
          PURCHASE                              PRICE           ASSET VALUE
          ---------                          -----------        -----------
At least $100 but less than $100,000           4.00%               4.16%
At least $100,000 but less than $250,000       3.50%               3.63%
At least $250,000 but less than $500,000       2.50%               2.56%
At least $500,000 but less than $1,000,000     2.00%               2.04%
$1,000,000 and over                            0.00%               0.00%

The Baird Mutual Funds impose a 1% contingent deferred sales charge with respect to purchases of shares of the BCD Fund, BBC Fund, or the BQB Fund, of $1,000,000 and over in the event of a redemption transaction occurring within 12 months following such purchase as described under `Redemption and Repurchase of Shares.''In connection with purchases of $1,000,000 and over Baird pays its investment officers a fee, which is not reimbursable under the Plan. Baird receives, however, any contingent deferred sales charges paid in connection with such purchase. Shares purchased at net asset value and subject to the contingent deferred sales charge must be registered in the name of Baird as nominee for the shareholder.

Each Baird Mutual Fund receives the net asset value of all of its shares sold. Baird retains the sales charge from which it may allow discounts from the applicable public offering price to investment dealers which are uniform for all dealers. As of the date of this Prospectus, Baird is not party to any agreement pursuant to which such discounts are allowed. Each Baird Mutual Fund may pay to Baird a percentage of such Baird Mutual Fund's daily net assets to reimburse Baird for costs incurred by it in distributing shares of such Baird Mutual Funds' common stock. See ''Rule 12b-1 Plan'' below.

In effecting purchases and sales of each Baird Mutual Fund's portfolio securities, FMI or Baird, as the case may be, may place orders with, and pay brokerage commissions to, Baird or investment dealers, if any, with which Baird executes sales agreements when they reasonably believe the commissions and the transaction quality are comparable to that available from other qualified brokers. In selecting among firms to handle a particular transaction the investment advisers may take into account whether the firm has sold, or is selling, shares of any of the Baird Mutual Funds.

RULE 12B-1 PLAN - Each Baird Mutual Fund has adopted a Distribution Plan (the ''Plan'') pursuant to Rule 12b-1 under the 1940 Act. Each Plan provides that the Baird Mutual Funds may incur certain costs which may not exceed a maximum monthly percentage of each respective Baird Mutual Funds' daily net assets. The applicable maximum monthly percentage is 1/12 of 0.45% (0.45% per annum). Amounts paid under each Plan are paid to Baird as reimbursement for the costs and expenses it incurs as distributor of the shares of each Baird Mutual Fund pursuant to Distribution Assistance Agreements between each Baird Mutual Fund and Baird and may be spent by Baird on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of Baird who engage in or support distribution of the shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. (The Plans for the BCD Fund and the BBC Fund permit these Funds to incur distribution costs up to 0.75% per annum but Baird has determined to limit payments pursuant to such Plans to 0.45% per annum.) From such amounts Baird will pay to each of its investment officers an amount equal to 0.25% of the average daily net assets of the BCD, BBC and BQB Fund attributable to shares of such Funds sold by such investment officer. Baird will directly bear all sales and promotional expenses of the Baird Mutual Funds, other than expenses incurred in complying with laws regulating the issue or sale of securities. (The Baird Mutual Funds will indirectly bear sales and promotional expenses to the extent they make payments under the Plans.) If payments made by Baird for such activities or expenses during any fiscal year exceed the maximums under the Distribution Plan for such year, a Fund will not be liable for any such difference.

NET ASSET VALUE PURCHASES - Shares of each Baird Mutual Fund may be purchased at net asset value (without a sales charge) by such Baird Mutual Fund's employees, present and former directors, employees and directors of Baird and employees and directors of such Baird Mutual Fund's investment adviser, by licensed investment officers of Baird and by members of the immediate family of any of the foregoing. The term ''employee'' includes an employee's spouse (including the surviving spouse of a deceased employee), children of the employee and retired employees. The term ''members of the immediate family'' is defined to mean a person's parents, brothers and sisters, children and grandchildren. Subject to certain limitations, each Baird Mutual Fund may also issue shares without a sales charge in connection with any merger or consolidation with, or acquisition of the assets of, any investment company and pursuant to the exchanges described under ''Exchange Privileges.'' Shares of each Baird Mutual Fund may also be purchased at net asset value (without a sales charge) by retirement plans (i.e. plans qualifying under Sections 401(a), 401(k), 403(a) and 457 of the Internal Revenue Code, as amended (the ''Code''), but not Individual Retirement Accounts or Simplified Employee Pension Plans) which purchase at least $500,000 of shares of the Baird Mutual Funds.

CONTINGENT DEFERRED SALES CHARGE - The Baird Mutual Funds impose a 1% contingent deferred sales charge upon the redemption of certain shares initially purchased without a front-end sales load in the event of a redemption transaction occurring within 12 months following such purchase. See ''Redemption and Repurchase of Shares''for a discussion of the application of the contingent deferred sales charge, including circumstances under which the contingent deferred sales charge is waived. In connection with purchases described in the following paragraph on which no front-end sales load is imposed Baird pays its investment officers a fee, which is not reimbursable under the Plan. Baird receives, however, any contingent deferred sales charge paid in connection with such purchases.

No front-end sales load is imposed on purchases of shares of the Baird Mutual Funds by investment advisory clients (or affiliates of investment advisory clients) of Baird and by shareholders using the proceeds from the redemption of shares of an unrelated mutual fund provided the following conditions are met. If the unrelated mutual fund imposes a front-end sales load, the redemption must have been made within 90 days of the purchase of the shares of the Baird Mutual Funds and the account application must be accompanied either by the redemption check (or a copy of such check) or a copy of the account activity statement reflecting the redemption. If the unrelated mutual fund does not impose a front-end sales load, the redemption must have been made within 90 days of the purchase of the shares of the Baird Mutual Funds and the account application must be accompanied by (i) the redemption check (or a copy of such check) or a copy of the account activity statement reflecting the redemption, and (ii) an account activity statement or statements or other evidence indicating (A) that the shareholder had previously owned the unrelated mutual fund, if other than a money market fund, for at least 60 days or (B) if the unrelated mutual fund is a money market fund, that the shares of the money market fund were purchased with the proceeds of a mutual fund, other than a money market fund, that either had been owned by the shareholder for at least 60 days or for which a front-end sales load had been paid. Shares purchased at net asset value as described above and subject to the contingent deferred sales charge must be registered in the name of Baird as nominee for the shareholder.

RIGHT OF ACCUMULATION - Reduced sales charges are applicable through a right of accumulation under which purchasers may add to their investments in the Baird Mutual Funds by purchasing shares at the offering price applicable to the total of (a) the dollar amount then being purchased of all Baird Mutual Funds plus (b) an amount equal to the then current net asset value of the shares of all Baird Mutual Funds then held by the purchaser. (A ''purchaser'' is defined to include an individual, as well as certain employee benefit plans for such individual such as the individual's Individual Retirement Accounts, individual-type 403(b) plan or a single participant Keogh-type plan, his or her spouse and their children.)

LETTER OF INTENT - Reduced sales charges also apply to the aggregate amount of purchases of shares of the Baird Mutual Funds made by any purchaser within a 13-month period beginning with a date not earlier than 90 days prior to the date of receipt by Baird of an executed Letter of Intent (''Letter'') provided by Baird. After execution of the Letter each purchase of shares of any Baird Mutual Fund will be entitled to the sales charge applicable to the total investment indicated in the Letter. If the actual total investments under the Letter exceed the intended amount and thereby qualify for a lower sales charge, a retroactive price adjustment will be made with respect to each purchase of shares of any of the Baird Mutual Funds and the difference will be used to purchase additional shares of such Fund(s). If the total amount of shares purchased during the thirteen month period does not equal the amount stated in the Letter, the purchaser will be notified and required to pay within 20 days of the expiration of the Letter the difference between the sales charge applicable to the shares of the Baird Mutual Funds purchased at the reduced rate and the sales charge applicable to the shares actually purchased pursuant to the Letter. Pursuant to the Letter, which imposes no obligation to purchase additional shares, the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase and 5% of the amount of the intended purchase will be held in escrow in the form of shares pending completion of the intended purchase. The escrowed shares may be redeemed to cover additional sales charges payable if the intended purchases are not completed and an additional sales charge not paid within the aforementioned 20 day period. (Again a ''purchaser'' is defined to include an individual, as well as certain employee benefit plans for such individual such as the individual's Individual Retirement Accounts, individual-type 403(b) plan or a single participant Keogh-type plan, his or her spouse, and their children.)

DIRECT PURCHASES BY MAIL OR WIRE - An account application is included at the back of this Prospectus. Additional account applications may be obtained from Baird. Account applications should be mailed directly to Baird Mutual Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If using overnight delivery use the following address: Baird Mutual Funds, c/o Firstar Trust Company, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. ALL APPLICATIONS MUST BE ACCOMPANIED BY PAYMENT IN THE FORM OF A CHECK OR MONEY ORDER MADE PAYABLE TO BAIRD MUTUAL FUNDS, OR BY DIRECT WIRE TRANSFER. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor 3rd party checks will be accepted. Firstar Trust Company will charge a $15 fee against a shareholder's account for any payment check returned to the custodian. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE BAIRD MUTUAL FUNDS AS A RESULT. Funds should be wired to Firstar Bank Milwaukee, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin, ABA #0750 00022, Firstar Trust Company, Account #112-952-137, for ''name of Baird Mutual Fund'', ''name of shareholder and existing account number, if any.'' The establishment of a new account by wire transfer should be preceded by a phone call to Baird, (414) 765-3500, to provide information for the setting up of the account. A follow up application should be sent for all new accounts opened by wire transfer. Telephone orders for purchase of shares may be placed with Baird in which event the purchase will be made at the offering price next determined after the placement of the order.

AUTOMATIC INVESTMENT PLAN - Each Baird Mutual Fund has in effect an Automatic Investment Plan pursuant to which shareholders may invest a fixed dollar amount automatically on or about the 5th day of each month or calendar quarter. The minimum purchase per transaction is $50. To use this service a shareholder must authorize Firstar Trust Company to transfer funds from the shareholder's bank checking or NOW account by completing the Automatic Investment Plan application included at the back of this Prospectus.

REDEMPTION AND REPURCHASE OF SHARES
A shareholder may require any Baird Mutual Fund to redeem the shareholder's shares in whole or part at any time. Redemption requests must be made in writing and directed to: Baird Mutual Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to the Baird Mutual Funds, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption by telephone or telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

Redemption requests should specify the name of the Baird Mutual Fund, the number of shares or dollar amount to be redeemed, shareholder's name, account number, and the additional requirements listed below that apply to the particular account.

TYPE OF REGISTRATION                    REQUIREMENTS
Individual, Joint Tenants, Sole         Redemption request signed by person(s)
Proprietor, Custodial (Uniform          required to sign for the account,
Gift to Minors Act), General Partners   exactly as it is
                                        registered.

Corporations, Associations              Redemption request and a corporate
                                        resolution, signed by person(s)
                                        required to sign for the account,
                                        accompanied by signature guarantee(s)

Trusts Redemption request signed by the trustee(s) with a signature guarantee. (If the trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.)

Redemption requests from shareholders in an IRA must include instructions regarding federal income tax withholding. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

If a shareholder is not included in any of the above registration categories (e.g. executors, administrators, conservators or guardians), the shareholder should call the transfer agent, Firstar Trust Company, (414-765-4124), for further instructions. Signatures need not be guaranteed unless otherwise indicated above or the proceeds of redemption are requested to be (a) sent by wire transfer, (b) sent to a person other than the registered holder or holders of the shares to be redeemed, or (c) mailed to other than the address of record, in which cases each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other qualified guarantor. If certificates have been issued for any of the shares to be redeemed, the certificates, properly endorsed or accompanied by a properly executed stock power, must accompany the request for redemption. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by Firstar Trust Company in its capacity as transfer agent, have been satisfied.

The redemption price is the net asset value next determined after receipt by Firstar Trust Company in its capacity as transfer agent of the written request in proper form with all required documentation. The amount received will depend on the market value of the investments in the Baird Mutual Fund's portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder no later than the seventh day (or such lesser period of time as may be required by applicable regulation) after receipt of the redemption request in proper form and all required documentation.

The Baird Mutual Funds impose a contingent deferred sales charge upon the redemption of certain shares initially purchased without a sales charge. A contingent deferred sales charge is imposed upon the redemption of shares initially purchased without a sales charge because the purchase was (i) $1,000,000 or more, (ii) by an investment advisory client (or affiliate of an investment advisory client) of Baird, or (iii) with the proceeds of a redemption of shares of an unrelated mutual fund, as described in ''Purchase of Shares.'' The contingent deferred sales charge is imposed in the event of a redemption transaction occurring within 12 months following such a purchase. This contingent deferred sales charge is equal to 1% of the lesser of the net asset value of such shares at the time of purchase or at the time of redemption. No contingent deferred sales charge is imposed when an investor redeems (a) shares held for longer than 12 months, (b) amounts representing an increase in the value of Baird Mutual Fund shares due to capital appreciation, or (c) shares purchased through reinvestment of dividends or capital gain distributions. In determining whether a contingent deferred sales charge is payable, shares that are not subject to any deferred sales charge are redeemed first, and other shares are then redeemed in the order purchased.

The contingent deferred sales charge is waived in connection with purchases described under the captions ''Net Asset Value Purchases'' and ''Reinstatement Privilege.''In addition, the contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 (''ERISA''), or (c) systematic withdrawals for ERISA plans if the shareholder is at least 59-1/2 years old. The Baird Mutual Funds apply the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.

No contingent deferred sales charge is imposed on an exchange of shares described under ''Exchange Privileges.'' When shares of a Baird Mutual Fund have been so exchanged, the date of the purchase of the shares of the fund exchanged into, for purposes of any future deferred sales charge, will be assumed to be the date on which the shares tendered for exchange were originally purchased. If the shares being tendered for exchange have been held for less than 12 months and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.

Each Baird Mutual Fund will also repurchase shares through Baird or investment dealers, if any, with which Baird has executed sales agreements. The Baird Mutual Funds will normally accept orders to repurchase shares by wire or telephone from Baird or such other investment dealer at the net asset value next computed after receipt of the order, provided the request for repurchase is received prior to the close of business on the New York Stock Exchange. The Baird Mutual Funds will not charge a fee for this transaction (other than the contingent deferred sales charge, if applicable) but Baird will charge a $40 service fee. Other investment dealers may also charge service fees, which may be different from the fee charged by Baird. Written redemption requests in proper form must be sent to Baird or the investment dealer after making the repurchase request. A check in payment for shares repurchased will be mailed to the holder no later than the seventh day after receipt of the redemption request in proper form and all required documentation.

The right to redeem or repurchase shares of the Baird Mutual Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Baird Mutual Funds to dispose of their securities or fairly to determine the value of their net assets. Additionally when the Baird Mutual Funds are requested to redeem or repurchase shares for which they have not received good payment, any Baird Mutual Fund may delay or cause to be delayed the mailing of a redemption check until it has assured itself that good payment has been collected for the purchase of such shares. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.)

REINSTATEMENT PRIVILEGE
Former shareholders of any of the Funds may reinvest the proceeds from a redemption of any of the Funds or a dividend or capital gain distribution from any of the Funds in shares of any of the Funds at net asset value; provided such reinvestment is made within 90 days of the redemption, dividend or distribution. When making a purchase at net asset value pursuant to the Reinstatement Privilege the former shareholder's account application must be accompanied by a copy of the account activity statement showing the prior redemption, dividend or distribution. The tax status of any gain realized on a redemption will not be affected by exercise of the Reinstatement Privilege, but a loss may be nullified if the former shareholder reinvests in the same Fund within 30 days. See ''Dividends, Distributions and Taxes'' for additional tax considerations in exercising the Reinstatement Privilege.

DIVIDEND REINVESTMENT
Each Baird Mutual Fund has in effect a dividend reinvestment plan pursuant to which shareholders may elect to have all income dividends and/or capital gains distributions reinvested. Shareholders may also elect to have dividends and/or capital gains distributions paid in cash. See the account application forms included at the back of this Prospectus for further information. If the shareholder does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares, calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date (without a sales charge) and are credited to the shareholder's account on the dividend payment date. As in the case of normal purchases, stock certificates are not issued unless requested. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares registered in the same name, including those previously purchased. See ''Dividends, Distributions and Taxes'' for a discussion of the federal income tax consequences of participating in the dividend reinvestment plan.

A shareholder may change an election at any time by notifying the appropriate Baird Mutual Fund in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following each payment date. Each Baird Mutual Fund may modify or terminate its dividend reinvestment program at any time on thirty days' notice to participants.

DIRECTED REINVESTMENT
In addition to having income dividends and/or capital gains distributions reinvested in shares of the Baird Mutual Fund from which such distributions are paid, shareholders may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in one or more of the other Baird Mutual Funds. Distributions can only be directed to an existing Baird Mutual Fund account (which account must meet the minimum investment requirement) with a registration identical to the account on which the distributions are paid. Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and therefore shareholders should consult their own advisors before commencing these transactions.

No service fee is currently charged by Baird for effecting directed reinvestment transactions. There are also no sales charges payable on directed reinvestment transactions. Additional information regarding this service may be obtained from Baird. Directing distributions from either the BCD or BBC Fund to the BQB Fund will ordinarily not be the most cost effective means to invest in the BQB Fund because the sales charges applicable to investments in the BCD and BBC Fund are generally higher than those applicable to investment in the BQB Fund.

SYSTEMATIC WITHDRAWAL PLAN
Each Baird Mutual Fund has available to shareholders a Systematic Withdrawal Plan pursuant to which a shareholder who owns shares worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to the shareholder at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits shares with the appropriate Baird Mutual Fund and appoints it as the shareholder's agent to effect redemptions of the shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares held in Individual Retirement Accounts or defined contribution retirement plans. An application for participation in the Systematic Withdrawal Plan is provided in the account application or may be obtained by writing to the Baird Mutual Funds or by calling (414) 765-3500.

The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on the 19th day of each month or, if that day is a holiday, on the preceding business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to participate in the dividend reinvestment plan and shares acquired pursuant to the reinvestment of dividends on shares held in the account will be added to such account. The shareholder may deposit additional shares in the account at any time. However, the periodic purchase of additional shares while participating in the Systematic Withdrawal Plan will ordinarily be disadvantageous to the shareholder because the shareholder will be paying a sales charge on the purchase of such shares at the same time the shareholder is redeeming shares upon which a sales charge may have already been paid.Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Baird Mutual Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Withdrawals, as in the case of other redemptions, are sales of shares for federal income tax purposes, and may result in capital gains or losses. See ''Dividends, Distributions and Taxes.''

The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company.

AUTOMATIC EXCHANGE PLAN
Each Baird Mutual Fund also has available to shareholders an Automatic Exchange Plan pursuant to which a shareholder who owns shares worth at least $10,000 at current net asset value may provide that a fixed sum will be exchanged from such Fund to one or more other Baird Mutual Funds at regular intervals. The Automatic Exchange Plan operates in a manner similar to the Systematic Withdrawal Plan (See ''Systematic Withdrawal Plan'' above) except that a fixed sum is exchanged for shares of another Baird Mutual Fund rather than distributed in cash to the shareholder at regular intervals. The minimum exchange transaction is $50. Exchanges will be made on the 19th day of each month, or, if that day is a holiday, on the preceding business day. The shareholder may deposit additional shares in the shareholder's account of the Fund from which exchanges are to be made at any time. Exchanging shares pursuant to the Automatic Exchange Plan from either the BCD or BBC Fund to the BQB Fund will ordinarily not be the most cost effective means to invest in the BQB Fund because the sales charges applicable to investments in the BCD and BBC Fund are generally higher than those applicable to investment in the BQB Fund.

Exchanges may only be made to an existing Baird Mutual Fund Account with a registration identical to the account from which the exchanges are made. Exchanges pursuant to the Automatic Exchange Plan may only be made if shares of the Baird Mutual Fund to which the exchanges are to be made are offered in the shareholder's state of residence. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. Both the redemption and purchase of shares will be effected at the respective net asset values of the Baird Mutual Funds.

EXCHANGE PRIVILEGES
Shareholders of a Baird Mutual Fund may redeem all of their shares or a portion of their shares having a net asset value of at least $1,000 and use the proceeds to purchase shares of any other Baird Mutual Fund, if such shares are offered in the shareholder's state of residence. Both the redemption and purchase of shares will be effected at the respective net asset values of the Baird Mutual Funds. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. The registration of both the account from which the exchange is being made and the account to which the exchange is made must be identical.

Exchange requests must be made in writing. Requests should include the account numbers for both Baird Mutual Funds if an account is already opened, and the amount of the exchange. If a new account is to be opened by the exchange, the registration must be identical to that of the original account. If certificates for shares are held, they must be delivered properly endorsed as described in ''Redemption and Repurchase of Shares.''

Each Baird Mutual Fund reserves the right, at any time without prior notice, to suspend, limit, modify or terminate this exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Baird Mutual Funds, each Baird Mutual Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges of shares in a year or three in a calendar quarter (except for exchanges pursuant to the Automatic Exchange Plan).

Each Baird Mutual Fund has entered into an arrangement with Portico Money Market Fund pursuant to which shareholders may exchange their shares of the Baird Mutual Funds for those of the Portico Money Market Fund at their net asset values, and, at a later date, exchange such shares and shares purchased with reinvested dividends for shares of any Baird Mutual Fund at net asset value (without a sales charge). The minimum amount of exchange transactions with the Portico Money Market Fund is $1,000. Exchanges of shares of the Baird Mutual Funds for shares of Portico Money Market Fund and exchanges of shares of Portico Money Market Fund for shares of the Baird Mutual Funds may only be made on days both the New York Stock Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Such exchanges must comply with the applicable initial and subsequent purchase minimums as established by the fund whose shares are being acquired pursuant to the exchange. Refer to the prospectus of the Portico Money Market Fund and under the heading ''Purchase of Shares'' in this prospectus for the current minimum amounts for initial and subsequent purchases. Additional information about this exchange privilege is contained in the Statement of Additional Information. Baird receives certain payments from Portico Money Market Fund in connection with exchanges of shares of the Baird Mutual Funds for those of the Portico Money Market Fund. Refer to the prospectus of the Portico Money Market Fund for information regarding these payments.

INDIVIDUAL RETIREMENT ACCOUNT AND SIMPLIFIED EMPLOYEE PENSION PLAN
INDIVIDUAL RETIREMENT ACCOUNTS - Individual shareholders may establish their own tax-sheltered Individual Retirement Account (''IRA''). The Baird Mutual Funds have a prototype IRA plan using IRS Form 5305-A. An individual may contribute to the IRA an annual amount equal to the lesser of 100% of annual earned income or $2,000 ($2,250 maximum in the case of a married couple where one spouse is not working and certain other conditions are met in which event two IRAs are established).

Earnings on amounts held under the IRA accumulate free of federal income taxes. Distributions from the IRA may begin at age 59-1/2, and must begin by April 1 following the calendar year end in which a person reaches age 70-1/2. Excess contributions, certain distributions prior to age 59-1/2 and failure to begin distributions after age 70-1/2 may result in adverse tax consequences.

Under current IRS regulations an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant has the right to revoke the applicant's account within seven days after receiving the disclosure statement in accordance with IRS regulations and obtain a full refund of the applicant's contribution should the applicant so elect. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian anticipates that it will not so exercise its discretion but reserves the right to do so.

Firstar Trust Company, Milwaukee, Wisconsin, serves as custodian and furnishes the services provided for in the IRA plan as required by ERISA. The custodian invests all cash contributions, dividends and capital gains distributions in shares. For such services, the following fees, which are subject to change, will be charged against each account of the participants: $12.50 annual maintenance fee; $15 for transferring to a successor trustee; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit.

SIMPLIFIED EMPLOYEE PENSION PLAN - The Baird Mutual Funds' prototype IRA plan may also be used to establish a Simplified Employee Pension Plan (''SEP/IRA''). The SEP/IRA is available to employers and employees, including self-employed individuals, who wish to purchase shares with tax deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 15% of earned income; provided that no more than $9,500 annually (as adjusted for cost-of-living increases) may be contributed through elective deferrals.

Requests for information and forms concerning the IRA and SEP/IRA should be directed to Baird. Included with the forms is a disclosure statement which the IRS requires to be furnished to individuals who are considering an IRA or SEP/IRA. Consultation with a competent financial and tax adviser regarding the IRA and SEP/IRA is recommended.

DEFINED CONTRIBUTION RETIREMENT AND 401(k) PLAN
A prototype defined contribution retirement plan is available for employers who wish to purchase shares of the Baird Mutual Funds with tax-deductible contributions not exceeding annually the lesser of $30,000 or 25% of earned income. This plan includes a cash or deferred 401(k) arrangement for employers who wish to allow employees to elect to reduce their compensation and have such amounts contributed to the plan, not to exceed $9,500 annually (as adjusted for cost-of-living increases). The Baird Mutual Funds have received an opinion letter from the Internal Revenue Service that the prototype defined contribution retirement plan is acceptable for use under Section 401 of the Code.

Firstar Trust Company, Milwaukee, Wisconsin, serves as custodian and furnishes the services provided for in the retirement plan. The custodian invests all cash contributions, dividends and capital gains distributions in shares. For such services, the following fees, which are subject to change, will be charged against each account of the participants: $12.50 for annual maintenance fee per participant account; $15 for a transfer to successor trustee; $15 for distribution(s) to a participant; and $15 for a refund of an excess contribution.

Requests for information and forms concerning the retirement plan should be directed to Baird. Consultation with a competent financial and tax adviser regarding the retirement plan is recommended.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Baird Mutual Funds intend to qualify annually as, and elect tax treatment as, a regulated investment company under Subchapter M of the Code. Pursuant to the requirements of the Code, the Baird Mutual Funds intend to distribute substantially all of their net investment income and net capital gain, if any, to their shareholders annually so as not to be required to pay significant amounts of federal income or excise tax on their net investment income or net realized capital gain. Net investment income and net realized capital gain will typically be paid by the BCD Fund and the BBC Fund in October and December. Net realized capital gain will typically be paid by the BQB Fund in October and December and net investment income will be paid as described in the following paragraph. For federal income tax purposes, the amount of the distributions paid by the Baird Mutual Funds to shareholders, whether invested in additional shares pursuant to the dividend reinvestment plan or received in cash, will be taxable to each Baird Mutual Fund's shareholder except those shareholders that are not subject to tax on their income.

The daily net investment income of the BQB Fund is declared as a dividend each day to shareholders of record and paid monthly. Shares of the BQB Fund will begin earning dividends the day the purchase becomes effective and will not participate in the dividend declared on the date of redemption. For these purposes, the date of purchase and the date of redemption is the settlement date of the transaction. If all shares in an account (other than an account registered in the name of Baird's nominee) are redeemed, dividends credited to the account since the beginning of the dividend period through the date of redemption will be paid with the redemption proceeds. If less than all such shares are redeemed (or if all shares of an account registered in the name of Baird's nominee are redeemed), all dividends accrued but unpaid on the redeemed shares will be distributed on the next payment date. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Income earned on weekends, holidays and other days on which the net asset value is not calculated will be declared as a dividend in advance on the preceding business day.

Shareholders will be notified annually as to the sources of dividends and distributions. For federal income tax purposes, the original cost for a shareholder's shares constitutes the shareholder's basis in the shares and on redemption (including redemptions pursuant to the Exchange Privilege and the Systematic Withdrawal Plan) the shareholder will recognize gain or loss equal to the difference between such basis and the redemption price; provided, that if shares of a Baird Mutual Fund are exchanged within 90 days of purchase pursuant to the Exchange Privilege or redeemed within 90 days of purchase and the proceeds reinvested pursuant to the Reinstatement Privilege, for federal income tax purposes (a) the basis of the shares initially purchased will not include the sales charge paid with respect thereto and (b) such sales charge will be added to the basis of the shares purchased pursuant to the Exchange Privilege or the Reinstatement Privilege. Furthermore, any loss recognized on a sale of shares will be disallowed if the shares sold are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Shares purchased pursuant to the dividend reinvestment plan will have a basis equal to the amount of the dividends and/or capital gains distributions reinvested. Distributions and redemptions may also be subject to tax under state or local tax laws the provisions of which may differ from those of the Code.

CAPITAL STRUCTURE
Each of the BCD Fund and the BBC Fund have authorized capital stock consisting of 20,000,000 shares of common stock. The authorized capital stock of The Baird Funds, Inc. consists of 10,000,000,000 shares, of which 300,000,000 are allocated to the BQB Fund. Shareholders of the BCD Fund and the BBC Fund are entitled: (i) to one vote per full share of common stock; (ii) to such distributions as may be declared by the Fund's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. With respect to the BQB Fund, each share outstanding entitles a holder to one vote. Generally shares of the BQB Fund and of any other portfolios of The Baird Funds, Inc. are voted in the aggregate and not by each Fund, except when class voting by the BQB Fund and any such other portfolios is required by Wisconsin law or the Investment Company Act of 1940 (E.G., change in investment policy or approval of an investment advisory agreement). The shares of each of the BQB Fund and any such other portfolios have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each of the BQB Fund and any such other portfolios, together with all other income, earnings, profits and proceeds thereof, belong to the respective fund and are charged with the liabilities in respect to that fund and of that fund's share of the general liabilities of The Baird Funds, Inc., in the proportion that the total net assets of the respective fund bears to the aggregate net assets of The Baird Funds, Inc. The net asset value per share of each of the BQB Fund and the other portfolios of The Baird Funds, Inc. is based on the assets belonging to that fund less the liabilities charged to that fund, and dividends are paid on shares of each fund only out of lawfully available assets belonging to that fund. In the event of liquidation or dissolution of The Baird Funds, Inc., the shareholders of the BQB Fund and the other portfolios of The Baird Funds, Inc. will be entitled, out of the assets of The Baird Funds, Inc. available for distribution, to the assets belonging to such fund. As of the date of this prospectus, The Baird Funds, Inc. consisted of the BQB Fund and one other portfolio, the Baird Adjustable Rate Income Fund, which is not accepting new investments.

There are no conversion or sinking fund provisions applicable to the shares of the Baird Mutual Funds and the holders have no preemptive rights and may not accumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the BCD Fund, the BBC Fund and The Baird Funds, Inc. voting for the election of directors of the respective corporation can elect the entire Board of Directors of the respective corporation and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The
Baird Mutual Funds have adopted the appropriate provisions in their Bylaws and do not anticipate holding an annual meeting of shareholders to elect directors unless otherwise required by the 1940 Act. The Baird Mutual Funds have also adopted provisions in their Bylaws for the removal of directors by their shareholders.

The shares are redeemable and are transferable. All shares issued and sold by each Baird Mutual Fund will be fully paid and non-assessable except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares entitle the holder to the same rights as whole shares, on a proportionate basis. Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as each Baird Mutual Fund's transfer agent and dividend disbursing agent.

The BCD Fund and the BBC Fund will not issue certificates evidencing shares purchased unless so requested in writing. Shares of the BQB Fund will be evidenced only by bookkeeping entries. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases. Any shareholder may deliver certificates to Firstar Trust Company and direct that the shareholder's account be credited with the shares. A shareholder of the BCD Fund or the BBC Fund may direct Firstar Trust Company at any time to issue a certificate for the shareholder's shares without charge.

The BCD Fund, the BBC Fund and The Baird Funds, Inc. are separately incorporated investment companies. Each Baird Mutual Fund is described in this Prospectus in order to help investors understand the similarities and differences between the Baird Mutual Funds. Because the Baird Mutual Funds share this Prospectus there is a possibility that one Baird Mutual Fund might become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other Baird Mutual Fund.

SHAREHOLDER REPORTS
Shareholders will be provided at least semi-annually with a report showing the applicable Baird Mutual Funds' portfolio and other information and annually after the close of the Baird Mutual Funds' fiscal year, which ends September 30, with an annual report containing audited financial statements. Shareholders who have questions about the Baird Mutual Funds should call Firstar Trust Company at
(414) 765-4124 or write to Baird Mutual Funds, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary.

Account Application

My Baird Investment Officer is:
Name
     --------------------------
Number
       ------------------------

Check One:

   BAIRD CAPITAL DEVELOPMENT FUND      BAIRD QUALITY BOND FUND
   BAIRD BLUE CHIP FUND

NAME ACCOUNT REGISTRATION      Please print or type
In case of two or more co-owners, the account will be registered ''Joint Tenants with Right of Survivorship''unless otherwise specified.

SHAREHOLDER                                          /    /               /  /
-------------------------------------------------------------------------------
LAST NAME   FIRST NAME  MIDDLE INITIAL  SOCIAL SECURITY NO.**<F16>DATE OF BIRTH

CO-OWNER/OTHER                                      /    /               /  /
-------------------------------------------------------------------------------
LAST NAME   FIRST NAME  MIDDLE INITIAL  SOCIAL SECURITY NO.**<F16>DATE OF BIRTH

ADDRESS
--------------------------------------------------------------------
STREET
--------------------------------------------------------------------
CITY                                    STATE              ZIP CODE
--------------------------------------------------------------------
TELEPHONE
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BUSINESS                          HOME

MAIL TO:                                FOR OVERNIGHT OR EXPRESS MAIL:
Baird Mutual Funds
c/o Firstar Trust Co.                   Baird Mutual Funds
P.O. Box 701                            c/o Firstar Trust Co.
Milwaukee, Wisconsin 53201-0701         615 East Michigan St., 3rd Floor
(414) 765-4124                          Milwaukee, Wisconsin 53202

Enclosed is my check or money order made payable to the ''Baird Mutual Funds''
for $             (Initial purchase $1,000 minimum, except for Automatic
     ------------
Investment Plans, $50 minimum per transaction.) made payable to Baird Capital Development Fund, Baird Blue Chip Fund or Baird Quality Bond Fund, for the purchase of shares in accordance with the provisions in the Baird Mutual Funds' Prospectus, the receipt of which is hereby acknowledged. I represent that I am of legal age and have legal capacity to make this purchase.

DISTRIBUTION OPTION
If none checked, Option A will be assigned.
  A.                     Dividends reinvested; capital gains in additional
                         shares.
  B.                     Dividends in cash; capital gains in additional shares.
  C.                     Dividends reinvested; capital gains in cash.
  D.                     Dividends in cash; capital gains in cash.
  E.                     Reinvest dividends and capital gains into (name of
                         Fund)
                               --------------------------
Directed reinvestment is available only when the minimum investment requirement of the receiving Fund has been met.

AUTOMATIC EXCHANGES
Automatic exchanges are available only on account balances of $10,000 or more at the time automatic exchanges are commenced.
Exchange $                      ($50 minimum)
          ----------------------
into (name of Fund)
                    -----------------------------------------------------
Account Number
               ----------------------------------------------------------
from (name of Fund)
                         ------------------------------------------------
Account Number
                    -----------------------------------------------------
Please make exchanges    Monthly
                         Quarterly (M,J, S, D)
Exchanges will be made on the (*<F15>)or preceding business day.
*<F15> Date to be determined by Firstar.
**<F16>The Fund is required to withhold taxes if a Social Security number or Tax
  Identification number is not delivered to the Fund within 7 days.

RIGHT OF ACCUMULATION DISCOUNTS
  I qualify for the Right of Accumulation as described in the Baird Mutual Funds' Prospectus.
  Below are listed all the accounts in Baird
  Capital Development Fund, Baird Blue Chip Fund and
  Baird Quality Bond Fund which should be credited to my Statement of Intention or combined with the account listed above.

ACCOUNT NUMBERS:
               -----------------------------
               -----------------------------
               -----------------------------
               -----------------------------

LETTER OF INTENT (OPTIONAL)
  I agree to be bound by the description of the Letter of Intent in the Prospectus and to escrow certain of my shares in accordance herewith. Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of Baird Capital Development Fund, Baird Blue Chip Fund and/or Baird Quality Bond Fund an aggregate amount (including shares currently held) at least equal to that which is checked below:

               $50,000 to $99,999         $100,000 to $249,999
               $250,000 to $499,999       $500,000 to $999,999
                            $1,000,000 or more

                If a previous purchase has been made within 90 days, please check this box and provide account number.
                   Account number
                                  --------------------------

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
Systematic withdrawals are available only on account balances of $10,000 or more at the time systematic withdrawals are commenced.
   Mail a check for $                 ($100 or more) prior to the last day of
                     -----------------
each:
   Month
   Quarter
First check to be mailed in month of                           to person(s) and
                                     -------------------------
address shown in account registration.

SHAREHOLDER AUTHORIZATION AND CERTIFICATION
(Must be certified by first shareholder, signing below)

I authorize any instruction contained herein and certify, under penalties of perjury

--------------------------------------
Signature of the Shareholder      Date

1. That the social security or other taxpayer identification number is correct, and
 (Strike if not true)

-------------------------------
Signature of Co-Owner (if any)

2. That I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or I was subject to backup withholding and the Internal
 Revenue Service has notified me that I am no longer subject to backup withholding.

------------------------------------------------
Corp. Officer/partner/Trustee              Title

------------------------------------------------
Corp. Officer/partner/Trustee              Title

------------------------------------------------
Corp. Officer/partner/Trustee              Title

APPLICATION

My Baird Investment Officer is:
Name
    -------------------------
Number
      -----------------------

AUTOMATIC INVESTMENT PLAN
$50 minimum per month or quarter

Use this form to establish your automatic investment plan with The Baird Mutual Funds. You can purchase shares regularly by requesting electronic transfer of assets from your checking or NOW account to any of the Baird Mutual Funds.

GUIDELINES

  Your bank must be a member of Automated Clearing House (ACH).

  The application MUST be accompanied by a ''voided'' check.

  Application must be received at least 14 days prior to the initial transaction.

  Your Baird Mutual Fund account must be established before the Plan goes into effect. ($50 minimum)

  A $15 service fee will be assessed, if the automatic purchases cannot be made for any reason.

  The Plan will be terminated upon redemption of all shares. (This includes exchanges to other Funds.)

  Termination must be in writing to the Firstar Trust Company. Allow 5 business days to become effective.

  All contributions made to a Baird Mutual Fund IRA through the Automatic Investment Plan will be recorded as current year contributions.

  Contributions will be made on or about the 5th day of each month or quarter depending on the option selected.

  Complete this form and return to:
  Baird Mutual Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701

AUTHORIZATION TO MY BANK
I (we) authorize you via the ACH Network to honor all debit entries initiated by me from time to time through Firstar Bank of Milwaukee, N.A. on behalf of the Firstar Trust Company. All such debits are subject to sufficient collected funds in my account to pay the debit when presented.

I (we) agree that your treatment of each entry, and your rights to respect it, shall be the same as if it were signed personally by me (or either of us). I
(we) further agree that if any such entries are dishonored with good and sufficient cause, you shall be under no liability whatsoever.


I (we) have read and understand the conditions of The Baird Mutual Fund Automatic Investment Plan. I (we) also understand that the Plan may be terminated or modified at any time without notice by The Baird Mutual Funds or Firstar Trust Company.

MONTHLY OPTION

Monthly amount to be invested $              ($50 minimum) commencing
                               -------------
            , 199  .
------------     --

QUARTERLY OPTION (APRIL, JULY, OCTOBER AND JANUARY)

Quarterly amount to be invested $              ($50 minimum) commencing
                                 -------------
           , 199  .
-----------     --

Check One:

   BAIRD CAPITAL DEVELOPMENT FUND      BAIRD QUALITY BOND FUND
   BAIRD BLUE CHIP FUND

--------------------------------    ---------------------------------------
FUND NAME                           NAME OF YOUR BANK

--------------------------------    ---------------------------------------
ACCOUNT NUMBER                      NAME(S) ON YOUR BANK OR NOW ACCOUNT

--------------------------------    ---------------------------------------
NAME(S) ON ACCOUNT                  YOUR BANK ADDRESS

--------------------------------    ---------------------------------------
YOUR ADDRESS                        CITY                 STATE          ZIP
                                    (    )
--------------------------------    ---------------------------------------
CITY     STATE             ZIP      YOUR DAYTIME PHONE NUMBER

--------------------------------    ---------------------------------------
SIGNATURE OF OWNER         DATE     SIGNATURE OF JOINT OWNER (IF ANY)

                                 DO NOT DETACH

AUTHORIZATION TO MY BANK

--------------------------------------------------------------------------
NAME(S) ON YOUR BANK ACCOUNT    ACCOUNT NUMBER  SIGNATURE(S) OF OWNER

                                             -----------------------------
                                             SIGNATURE(S) OF OWNER

-----------------------------------------------
   BANK NAME

-----------------------------------------------
   BANK ADDRESS

-----------------------------------------------
   CITY                    STATE           ZIP

DISTRIBUTOR
ROBERT W. BAIRD & CO.
INCORPORATED
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INVESTMENT ADVISERS
INVESTMENT MANAGEMENT
SERVICES GROUP
ROBERT W. BAIRD & CO. INCORPORATED
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

FIDUCIARY MANAGEMENT, INC.
225 East Mason Street
Milwaukee, Wisconsin  53202

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN, TRANSFER,
DIVIDEND DISBURSING AND
SHAREHOLDER SERVICING AGENT
FIRSTAR TRUST COMPANY
615 East Michigan Street
Milwaukee, Wisconsin 53202
414-765-4124

(Baird Logo)
A NORTHWESTERN
MUTUAL COMPANY

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue, Milwaukee, WI 53202
Phone 414-765-3500. Toll Free 1-800-RW-BAIRD
Copyright 1996 Robert W. Baird & Co. Incorporated

STATEMENT OF ADDITIONAL INFORMATION              January 22, 1996
-----------------------------------


                     BAIRD QUALITY BOND FUND
                    777 East Wisconsin Avenue
                   Milwaukee, Wisconsin  53202

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Baird Quality Bond Fund, a separate portfolio of The Baird Funds, Inc. dated January 22, 1996. Requests for copies of the prospectus should be made by writing to The Baird Funds, Inc., 777 East Wisconsin Avenue, Milwaukee, Wisconsin, Attn: Corporate Secretary or by calling (414) 765-3500.

                     BAIRD QUALITY BOND FUND

                        Table of Contents
                        -----------------

                                                         Page No.
                                                         -------

RECENT DEVELOPMENTS...........................................  1

INVESTMENT RESTRICTIONS.......................................  1

INVESTMENT POLICIES AND TECHNIQUES............................  4

DIRECTORS AND OFFICERS OF THE COMPANY......................... 14

PRINCIPAL SHAREHOLDERS........................................ 17

INVESTMENT ADVISER AND ADMINISTRATOR.......................... 17

DISTRIBUTION OF SHARES........................................ 19

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE.............. 21

EXCHANGE PRIVILEGE............................................ 22

ALLOCATION OF PORTFOLIO BROKERAGE............................. 24

CUSTODIAN..................................................... 25

TAXES......................................................... 25

SHAREHOLDER MEETINGS.......................................... 28

INDEPENDENT ACCOUNTANTS....................................... 29

FINANCIAL STATEMENTS.......................................... 29

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............... A-1

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 22, 1996 and, if given or made, such information or representations may not be relied upon as having been authorized by Baird Quality Bond Fund, The Baird Funds, Inc. or Robert W. Baird & Co. Incorporated.

          This Statement of Additional Information does not constitute an offer to sell securities.


                       RECENT DEVELOPMENTS

          As stated in the Baird Prospectus for Baird Quality Bond Fund, Inc. (the "Fund") dated January 22, 1996, the Fund has entered into an Agreement and Plan of Reorganization dated December 20, 1995 pursuant to which substantially all of the assets of the Fund will be sold to AIM Income Fund, an existing portfolio of AIM Funds Group. In exchange, each shareholder of the Fund will receive shares of AIM Income Fund with an aggregate net asset value equal to the total net asset value of the Fund's shares held by such shareholder or immediately prior to the transaction. In connection with the transaction, the Fund will take steps to pay any outstanding liabilities and terminate its status as a separate portfolio of The Baird Funds, Inc. (the "Company"). The transaction is subject to approval of the Fund's shareholders and, if so approved, will be completed in late March 1996. AIM Income Fund is managed by AIM Advisors, Inc., a registered investment adviser managing or advising 39 investment company portfolios with total assets of approximately $42 billion as of December 1, 1995.

                     INVESTMENT RESTRICTIONS

          As set forth in the Fund's Prospectus dated January 22, 1996 under the caption "Investment Objectives and Policies" the investment objective of the Fund is to provide a high level of current income. The Fund will invest principally in a diversified portfolio of investment grade debt securities. Consistent with this investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

          1. The Fund will not purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may enter into interest rate swap transactions and may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options and (iv) enter into foreign currency exchange contracts.

          2. The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940; provided, however, the Fund may enter into options, futures, options on futures and foreign currency exchange contracts, and the Fund may enter into interest rate swap transactions.

          3. The Fund will not lend money (except by purchasing debt securities or entering into repurchase agreements) or lend portfolio securities.

          4. The Fund shall not, with respect to seventy-five percent (75%) of its total assets, purchase the securities of any issuer if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in the securities of any one issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than ten percent (10%) of the outstanding voting securities of any one issuer.

          5. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

          6. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund except to the extent that a Fund's participation as part of a group in bidding, or by bidding alone, for the purchase of permissible investments directly from an issuer for the Fund's own portfolio, may be deemed to be an underwriting and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          7. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program, including any oil, gas or mineral leases.

          8. The Fund will not purchase or sell real estate, interests in real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships, but the Fund may purchase and sell securities that are backed by real estate or issued by companies that invest or deal in real estate. The Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

          9. The Fund will not borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, and will not pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of the Fund's net assets; provided, however, the Fund may enter into interest rate swap transactions and options, futures, options on futures and forward foreign currency exchange contracts.

          10. The Fund will not purchase or sell commodities or commodities contracts (except that the Fund may enter into futures contracts and options on futures contracts).

          The following investment limitations are not fundamental, and may be changed without shareholder approval or notification.

          1.   The Fund will not purchase warrants.

          2. The Fund will not purchase securities of other investments companies except as a part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or securities of money market mutual funds investing in U.S. government securities.

          3. The Fund will not make investments for the purpose of exercising control or management of any company except that the Funds may vote portfolio securities in the Company's discretion.

          4. The Fund will not invest in securities of issuers which have a record of less than three (3) years continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          5. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

          6. The Fund will not acquire or retain any security issued by a company in which directors or officers of the Company, or directors or officers of its investment adviser, individually owning more than 1/2% of such company's securities, in the aggregate own more than 5% of the securities of such company.

          7.   The Fund will not invest in illiquid securities.

          8. The Fund will not (a) sell futures contracts, purchase put options or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; (c) purchase put or call options if, as a result, the amount of all premiums paid for unexpired options purchased by the Fund would exceed 5% of the Fund's total assets. During the fiscal year ending September 30, 1996, the Fund will not purchase, sell or write futures contracts or put or call options.

          If a percentage restriction is adhered to at the time of investment, the later change in percentage resulting from a change in values or assets will not constitute a violation of any of the foregoing restrictions except with respect to the Fund's restriction on borrowing funds as set forth in Investment Restriction 9 above.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

               INVESTMENT POLICIES AND TECHNIQUES

          In addition to the policies described above and in the Prospectus, the investment policies and techniques described below have been adopted by the Fund.

                   MORTGAGE-BACKED SECURITIES

          Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (I) Guaranteed Government Agency Mortgage-Backed Securities; (ii) Privately-Issued Mortgage-Backed Securities; (iii) collateralized mortgage obligations and multiclass pass-through securities; and (iv) stripped mortgage-backed securities. These securities are described below.

          GUARANTEED GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.  Mortgage-
          -------------------------------------------------------
Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

          The Guaranteed Government Agency Mortgage-Backed Securities in which the Fund will invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

          Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

          Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

          Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States government.

          Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

          Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (I) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States government.

          PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES.  Mortgage-Backed
          -------------------------------------------
Securities include Privately-Issued Mortgage-Backed Securities, which are issued by private issuers and represent an interest in or are collateralized by (I) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
          ---------------------------------------------------------------
SECURITIES.  Mortgage-Backed Securities include collateralized mortgage
----------
obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways. Generally, the more predictable the cash flow of a particular CMO class, the lower the anticipated yield at the time of issuance of the class will be. As part of the process of creating more predictable cash flows on certain CMO classes, other classes generally must be created that absorb a greater portion of the volatility in the cash flows of the Mortgage Assets. The yields on such classes generally are higher than those of CMO classes with more predictable cash flows. Because of the uncertainty of the cash flows of these classes and the sensitivity thereof to changes in prepayment rates on the Mortgage Assets, the market prices and yields on these classes tend to be more volatile.

          STRIPPED MORTGAGE-BACKED SECURITIES.  Mortgage-Backed Securities
          -----------------------------------
include stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          SMBS have greater market volatility than other types of mortgage securities. SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to a change in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, certain issues of these securities may be illiquid. The Fund will not invest in illiquid securities. See "Illiquid Securities" below.

          MISCELLANEOUS.  The yield characteristics of Mortgage-Backed
          -------------
Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. SMBS and certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

          No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs, multiclass pass-through securities and SMBS. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Company's Board of Directors. In accordance with such guidelines, Robert W. Baird & Co. Incorporated, the Fund's investment adviser ("Baird"), will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Funds will not invest in illiquid securities.

          Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The Ten-Year Constant Maturity Treasury Index ("10 Year CMT"), Eleventh District Cost of Funds Index ("COFI") and the London Interbank Offered Rate ("LIBOR") are among the common interest rate indexes. The Ten-Year Constant Maturity Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant ten years. COFI reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces COFI on the last working day of the month following the month in which the cost of funds was incurred. A number of factors affect the performance of COFI and may cause COFI to move in a manner different from indices based upon specific rates, such as the Ten Year CMT. To the extent that COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield to holders later than would be produced by such other indices, and in a period of declining interest rates, COFI may remain higher than other market interest rates. LIBOR is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also commonly the base rate for large dollar-denominated loans in the international market.


                         U.S. GOVERNMENT SECURITIES

          Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others only by the credit of the agency or instrumentality. While the U.S. Government may provide financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                             FUTURES AND OPTIONS

          Pursuant to the Fund's investment restrictions, the Fund may engage in various transactions including options, futures and options on futures which will be used primarily to attempt to minimize adverse principal fluctuations and unfavorable fluctuations in interest rates. Notwithstanding the foregoing, during the fiscal year ending September 30, 1996, the Fund will not engage in any of the foregoing transactions.

          FUTURES CONTRACTS.  When the Fund purchases a futures contract, it
          -----------------
agrees to purchase a specified underlying instrument at a specified future date.
 When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

          The value of a futures contract tends to increase and decrease in relation to the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes.

          FUTURES MARGIN PAYMENTS.  The purchaser or seller of a futures
          -----------------------
contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a Futures Commission Merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

          PURCHASING PUT AND CALL OPTIONS.  By purchasing a put option, the Fund
          -------------------------------
obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may purchase options having various types of underlying instruments, including debt securities, aggregates of debt securities, financial indices and U.S. Government securities, and futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option may realize a gain if security prices fall substantially during the option period. However, if the underlying instrument's price does not fall enough, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

          WRITING PUT AND CALL OPTIONS.  When the Fund writes a put option, it
          ----------------------------
takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The Fund may write options having various types of underlying instruments, including debt securities, aggregates of debt securities, financial indices and U.S. Government securities and futures contracts.

          If security prices rise, a put writer may profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer may also profit. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.


          COMBINED OPTION POSITIONS.  The Fund may purchase and write options in
          -------------------------
combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          CORRELATION OF PRICE CHANGES.  Because there are a limited number of
          ----------------------------
types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments. The Fund may invest in options and futures contracts based on securities or indices which differ from the securities in which it typically invests -- for example, by hedging its securities investments in a particular security with a futures contract reflecting a broad range of securities prices in that market -- which involves a risk that the options or futures position will not track the performance of the Fund's investments.

          Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          Successful use of these techniques requires skills different from those needed to select portfolio securities. Baird has limited experience in the use of these techniques.

          LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS.  There is no assurance a
          ------------------------------------------
liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading of a contract's price moves upward or downward more than the limit in a given day.
On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

          ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.  The Fund will
          ------------------------------------------------
comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside U.S. Government securities, cash or liquid high grade debt securities in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS.  The Fund intends to
          -----------------------------------------------
file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act and representations made by the Fund in the notice of eligibility, the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract, (subject to limited exclusions for options that are in-the-money at the time of purchase).

          No more than 5% of the Fund's total assets will be subject to investment techniques utilizing options and futures. As a consequence, and in addition to the above limitations, the Fund will not (a) sell futures contracts, purchase put options or write call options if, as a result, more than 5% of the Fund's total assets would be hedged with futures and options; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 5% of its total assets; and (c) purchase put or call options if, as a result, the amount of all premiums paid for unexpired options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with, their underlying securities, and do not apply to securities that incorporate features similar to options, such as rights, warrants and certain debt securities and indexed securities.

Possible Tax and CFTC Limitations on Portfolio and Hedging Strategies
---------------------------------------------------------------------

          The Company intends that the Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. In order to so qualify, the Fund must, among other things, derive less than 30% of its gross income from the sale or other disposition of stock or securities (or options thereon) held less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following investments, including futures, held for less than three months, whether or not they were purchased on the exercise of a call; (ii) the writing of calls on investments held less than three months; (iii) the writing or purchasing of calls or the purchasing of puts which expire in less than three months; (iv) effecting closing transactions with respect to calls written or purchased or puts purchased less than three months previously; and (v) exercising certain puts or calls held for less than three months.

Special Risks of Hedging and Income Enhancement Strategies
----------------------------------------------------------

          Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Baird's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on Baird's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

                INTEREST RATE SWAP TRANSACTIONS.

          Pursuant to the Fund's investment restrictions, the Fund may enter into rate swap transactions. Notwithstanding the foregoing, during the fiscal year ending September 30, 1995, the Fund will not engage in interest rate swap transactions. Interest rate swaps typically involve the exchange among parties of a fixed rate obligation for a variable or floating rate obligation. The parties to such an exchange are the "fixed rate payor," which is obligated to make payments from time to time during the term of the rate swap of amounts calculated by reference to a fixed rate per annum, and the "floating rate payor," which is obligated to make payments from time to time during the term of the rate swap of amounts calculated by reference to a variable or floating rate per annum. The parties set a "notional amount," which is an amount against which the variable or floating and fixed rate payments are calculated as well as the term during which the rate swap will be in effect. In certain cases, this notional amount may amortize over time. Additionally in certain cases, the parties may exchange a variable or floating rate obligation for a different variable or floating rate obligation. No funds are borrowed or repaid pursuant to interest rate swaps. The Fund bears the risk with each of its interest rate swaps that the other party to the agreement will default on its obligations. Additionally the Fund bears the risk that its payment obligation may be greater than the payment obligation of the other party to the agreement.

          The Fund will not participate in an interest rate swap transaction if the aggregate notional amounts under all swaps would exceed 5% of the Fund's net assets. Additionally the Fund will only enter into interest rate swap transactions with parties whose long-term debt rating is in the top three ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc., or if such party's debt is unrated, is of a comparable quality as determined by Baird.

              DIRECTORS AND OFFICERS OF THE COMPANY

          DIRECTORS.  The name, address, principal occupations during the past
          ---------
five years and other information with respect to each of the directors of the Company are as set forth below. Each of the individuals listed below serve in the same capacities for the Baird Capital Development Fund, Inc. and the Baird Blue Chip Fund, Inc.

JAMES D. BELL*<F2>
-------------

777 East Wisconsin Avenue
Milwaukee, Wisconsin

          Mr. Bell is a Managing Director, the Chief Administrative Officer and a Director of Baird, the Fund's investment adviser and distributor, and a Director of Baird Financial Corporation, the corporate parent of Baird.

REVEREND ALBERT J. DIULIO, S.J.
-------------------------------

O'Hara Hall
Marquette University
Milwaukee, Wisconsin

          Reverend DiUlio is President of Marquette University. From 1986 to 1990 Reverend DiUlio was President of Xavier University, Cincinnati, Ohio, and from 1984 to 1986, Associate Dean, College of Business, Marquette University.


GEORGE C. KAISER
----------------

929 North Astor #2501
Milwaukee, Wisconsin

          Mr. Kaiser is sole proprietor of George Kaiser & Co. and the Chairman and Chief Executive Officer of Hanger Tight Company. From 1985 to 1988 Mr. Kaiser was President and from 1984 to 1987 was Executive Vice President of Arandell-Schmidt Co. He is also a director of Roundy's, Inc.

ALLAN H. SELIG
--------------

201 South 46th Street
Milwaukee, Wisconsin

          Mr. Selig is President and Chief Executive Officer of the Milwaukee Brewers Baseball Club, Inc. Mr. Selig is also a director of Oil-Dri Corporation of America.

EDWARD J. ZORE*<F2>
--------------

720 East Wisconsin Avenue
Milwaukee, Wisconsin

          Mr. Zore is Executive Vice President of The Northwestern Mutual Life Insurance Company. Mr. Zore is also a director of MGIC Investment Corporation and Baird Financial Corporation, the corporate parent of Baird.

          During the fiscal year ended September 30, 1995 the Company paid $20,350 in directors' fees to the Company's disinterested directors, including $1,200 in respect of the Fund and $19,500 in respect of the Baird Adjustable Rate Income Fund, another portfolio of the Company. The
Company's standard method of compensating directors is to cause each of the Fund and Baird Adjustable Rate Income Fund to pay to each disinterested director a fee of $100 for each meeting of the Board of Directors attended.
The Company also causes Baird Adjustable Rate Income Fund to pay to each disinterested director a fee of $250 for each committee meeting of such fund attended.

     *<F2>Messrs. Bell and Zore are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

          OFFICERS.  The name, address, principal occupation during the past
          --------
five years and other information with respect to each of the officers of the Company who are not directors are as set forth below. Each of the individuals listed below serve in the same capacities for the Baird Capital Development Fund, Inc. and the Baird Blue Chip Fund, Inc.


MARCUS C. LOW, JR.
------------------

777 East Wisconsin Avenue
Milwaukee, Wisconsin
(PRESIDENT OF THE COMPANY)

          Mr. Low is a Managing Director and Director of Baird and has been employed by Baird in various capacities since 1965.

LAURA H. GOUGH
--------------

777 East Wisconsin Avenue
Milwaukee, Wisconsin
(VICE PRESIDENT OF THE COMPANY)

          Ms. Gough is a First Vice President of Baird and the director of Baird's Retirement Plan Department. Prior to joining Baird in 1991, she was general manager of the pension operations of Aetna Life & Casualty, in Pittsburgh, PA.

MARY ANN TAYLOR
---------------

777 East Wisconsin Avenue
Milwaukee, Wisconsin
(VICE PRESIDENT OF THE COMPANY)

          Ms. Taylor is a First Vice President of Baird and the director of Baird's Equity and Fixed Income Mutual Funds Department and has been employed by Baird in various capacities since 1980.

GLEN F. HACKMANN
----------------

777 East Wisconsin Avenue
Milwaukee, Wisconsin
(SECRETARY AND TREASURER OF THE COMPANY)

          Mr. Hackmann is a Managing Director, the Secretary and General Counsel and a Director of Baird and has been General Counsel since September, 1984.

                     PRINCIPAL SHAREHOLDERS

          As of December 31, 1995, Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, owned of record 81.78% of the outstanding shares of the Fund. On such date, Clark and Co., P.O. Box 39, Westerville, Ohio 43086-0039 owned of record 6.42% of the outstanding shares of the Fund.

          With respect to the shares held by Baird, the name, address and percent ownership of each person who as of December 31, 1995, to the knowledge of the Company, owned beneficially 5% or more of the outstanding shares of the
Fund:

                                                                Percent
     Name and Address                  No. of Shares Owned        Owned
     ----------------                  -------------------      -------

Robert W. Baird & Co. Incorporated            50,000              6.33%
777 East Wisconsin Avenue
Milwaukee, WI 53202

R.H. Wagner Foundation, Ltd.                  49,336              6.25%
P.O. Box 181
Lyons, WI 53148

Trout and Salmon Foundation                   42,657              5.40%
P.O. Box 897
Sheboygan, WI 53082

          As of December 31, 1995, the Company's officers and directors as a group (9 persons) beneficially owned less than 1% of the outstanding shares of both the Fund and the Company.

              INVESTMENT ADVISER AND ADMINISTRATOR

          Baird is the investment adviser to the Fund. Baird is also the Fund's Distributor. Baird is an indirect partially-owned subsidiary of, and controlled by, The Northwestern Mutual Life Insurance Company. Baird has entered into an investment advisory agreement (the "Advisory Agreement") with the Fund pursuant to which Baird furnishes continuous investment advisory services to the Fund. During the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993, the Fund paid Baird advisory fees of $33,618, $29,481 and $7,106, respectively, and Baird voluntarily waived advisory fees of $8,405, $9,836 and $8,862, respectively, of advisory fees otherwise payable.

          The Fund pays all of its own expenses not assumed by Baird pursuant to the Advisory Agreement or the Administrator (hereinafter defined) pursuant to the administration agreement described below including but not limited to the professional costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 (the "Act") and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian having custody of the Fund's assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

          Baird has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses of the Fund, including the investment advisory fee and administration fee but excluding interest, taxes, brokerage commissions fees paid pursuant to the Fund's Distribution Plan and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Common Stock is qualified for sale. As of the date of this Statement of Additional Information the percentage applicable to the Fund is 2.5% on the first $30,000,000 of the Fund's daily net assets, 2% on the next $70,000,000 of its daily net assets and 1.5% on assets in excess of $100,000,000. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during the fiscal year ended September 30, 1993 Baird voluntarily waived all fees and reimbursed all other expenses of the Fund through March 31, 1993 and thereafter through September 30, 1995 made such waivers and reimbursements as were necessary so that total operating expenses of the Fund did not exceed 0.60% of the Fund's average net assets. Baird reimbursed the Fund $68,030, $84,915 and $55,806, respectively (including the waiver of advisory fees), during the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993. Baird has agreed to make such waivers and reimbursements as necessary so that total operating expenses of the Fund do not exceed 1.00% of the Fund's average net assets for the 1996 calendar year. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from Baird for the amount of such excess. In such a situation the monthly payment of Baird's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of Baird's fee, Baird will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

          Fiduciary Management, Inc. (the "Administrator") is the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") with the Company, the Administrator prepares and maintains the books, accounts and other documents required by the Act, determines the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. During the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993, the Fund paid the Administrator $8,359, $7,863 and $2,712, respectively, pursuant to the Administration Agreement.

          The Advisory Agreement between Baird and the Fund will remain in effect as long as its continuance is specifically approved at least annually, by
(i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of Baird, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect until terminated. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the shares of the Fund on sixty days' written notice to Baird and by Baird on the same notice to the Fund and that it shall be automatically terminated if it is assigned. The Administration Agreement provides that it may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company on sixty days' written notice to the Administrator and by the Administrator on the same notice to the Company.

          The Advisory Agreement and the Administration Agreement provide that Baird and the Administrator shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties. The Advisory Agreement and the Administration Agreement also provide that Baird and the Administrator and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                     DISTRIBUTION OF SHARES

          The Fund has entered into a Distribution Agreement (the "Distribution Agreement") between the Fund and Baird, pursuant to which Baird acts as underwriter of the shares of the Fund. The Distribution Agreement provides that Baird will use its best efforts to distribute the shares of Common Stock of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "Purchase of Shares." No sales charges are imposed on sales to retirement plans which purchase at least $500,000 of shares of the Fund, Baird Blue Chip Fund, Inc. or Baird Capital Development Fund, Inc., sales pursuant to the reinstatement privilege as described in the Prospectus, and sales to employees and directors of the Fund, employees and directors of Baird or to licensed securities representatives of Baird, and to members of the immediate family of any of the foregoing, because of the reduced level of sales-related expenses associated with sales to such groups. The term "members of the immediate family" is defined to mean a person's parents, brothers and sisters, children and grandchildren.

          Additionally Baird does not charge a front-end sales charge on (i) purchases of $1,000,000 or more of the shares of the Fund, (ii) purchases by investment advisory clients (or affiliates of investment advisory clients) and
(iii) purchases with the proceeds of a redemption of shares of an unrelated mutual fund but the Fund imposes a contingent deferred sales load upon the redemption of certain shares so purchased, which contingent deferred sales load is paid to Baird. During the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993, Baird received approximately $19,586, $67,244 and $122,269, respectively, in front-end sales commissions on purchases of the Fund, all of which it retained. During the same periods, Baird received $0, $79 and $0 in deferred sales commissions, respectively, all of which it retained. The Distribution Agreement further provides that Baird bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. (A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan pursuant to Rule 12b-1 under the Act (the "Plan") and related Distribution Assistance Agreement.) Baird may receive brokerage commissions for executing portfolio brokerage for the Fund. See "Allocation of Portfolio Brokerage."

          The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund's shares thereby reducing the Fund's expense ratio and providing an asset size that allows Baird greater flexibility in management. The Plan may be terminated at any time by a vote of the directors of the Company who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 directors") or by a vote of a majority of the outstanding shares of the Fund. Reverend DiUlio and Messrs. Kaiser and Selig are the Rule 12b-1 directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders and the Board of Directors, including the Rule 12b-1 directors.

          While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the Directors of the Company who are not interested persons of the Fund. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by Baird. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 directors. During the fiscal year ended September 30, 1995, the Fund paid Baird a fee of $15,518 pursuant to the Plan and the related Distribution Assistance Agreement. During such year Baird incurred distribution expenses of $15,517, of which $3,280 was related to the printing of the Fund's IRA materials and prospectuses, and $12,237 was compensation to sales personnel.

          During the fiscal year ended September 30, 1995, Baird received the following commissions and other compensation from the Fund:


               COMPENSATION ON                  FEES PURSUANT TO THE
               ---------------                 ----------------------
UNDERWRITING   REDEMPTION AND    BROKERAGE     PLAN AND  DISTRIBUTION     INVESTMENT
------------   --------------    ---------     ----------------------     ----------
 COMMISSIONS     REPURCHASES    COMMISSIONS     ASSISTANCE AGREEMENT      ADVISORY FEES
 -----------     -----------    -----------    ----------------------     -------------

   $19,586           $0             $0                $15,518                $33,618



        DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

          The net asset value of the Fund is determined as of the close of regular trading (currently 4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

          Any total rate of return quotation of the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gain distributions which were made with respect to shares of the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in the value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of a period by $1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding
(A) the number of shares purchased at the beginning of the period (assuming the maximum sales charge of 4.00%) plus (B) the number of shares of the Fund purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the
                                                                      ----

product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

          The foregoing computation may also be expressed by the following formula:

                                n
                          P(1+T) = ERV

                    P    =    a hypothetical initial payment of $1,000

                    T    =    average annual total return

                    n    =    number of years

                    ERV  =    ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the stated periods at the end of the stated periods.

          The Fund's average annual total return for the one- and three-year periods ended September 30, 1995 were 8.08% and 3.95%, respectively.
The Fund commenced operations on October 1, 1992.

          The Fund's yield is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. The Fund's yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        6
                  YIELD = 2[(a-b/cd + 1) - 1]


         Where a = dividends and interest earned during the period.

               b = expenses accrued for the period (net of reimbursements).
               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
               d = the maximum offering price per share on the last day of the period.

          The current annualized yield of the Fund for the month ended September 30, 1995 was 5.89%. Yield fluctuations may reflect changes in the Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect the yield. Accordingly, the Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. The Fund's yield is not guaranteed and its principal is not insured.


                       EXCHANGE PRIVILEGE

          Shareholders may exchange shares of the Fund for shares of Portico Money Market Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund, Baird Capital Development Fund, Inc. or Baird Blue Chip Fund, Inc. at net asset value (without a sales or other service charge). If the shares of Portico Money Market Fund are not exchanged for shares of the Fund, Baird Capital Development Fund, Inc. or Baird Blue Chip Fund, Inc. within 24 months after the initial exchange, Baird reserves the right to terminate the Exchange Privilege. If the Exchange Privilege is so terminated, any shares of the Fund, Baird Capital Development Fund, Inc. or Baird Blue Chip Fund, Inc. purchased with the proceeds from the redemption of the Portico Money Market Fund will be purchased at the current offering price, which includes the sales charge described in the applicable prospectus. The acquisition of shares of the Fund, Baird Capital Development Fund, Inc. or Baird Blue Chip Fund, Inc. pursuant to the exercise of the Exchange Privilege will not qualify as a purchase under the Letter of Intent as qualifying purchases must be at the current offering price. Exchanges of shares of the Baird Mutual Funds for shares of Portico Money Market Fund and exchanges of shares of Portico Money Market Fund for shares of the Baird Mutual Funds may only be made on days on which shares of Portico Money Market Fund are priced. Shares of Portico Money Market Fund are priced on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Shares of Portico Money Market Fund are not priced on New Year's Day, Martin Luther King, Jr. Day (observed), Good Friday, President's Day (observed), Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day (observed), Thanksgiving Day and Christmas Day. Exchanges must comply with the applicable initial and subsequent purchase minimums as established by the fund whose shares are being acquired pursuant to the exchange. Refer to the prospectus of the Portico Money Market Fund and under the heading "Purchase of Shares" in this prospectus for the current minimum amounts for initial and subsequent purchases.

          Shareholders who are interested in exercising the Exchange Privilege should first contact Baird to obtain instructions and any necessary forms. The Exchange Privilege does not in any way constitute an offering of, or recommendation on the part of Baird, the Fund, Baird Capital Development Fund, Inc. or Baird Blue Chip Fund, Inc. of, an investment in Portico Money Market Fund. Any shareholder who considers making such an investment through the Exchange Privilege should first obtain and review the Prospectus of Portico Money Market Fund before exercising the Exchange Privilege.

          The Exchange Privilege will not be available if (i) the proceeds from a redemption of shares of the Fund are paid directly to the shareholder or at his discretion to any persons other than the Fund, Baird Capital Development Fund, Inc., Baird Blue Chip Fund, Inc. or Portico Money Market Fund or, (ii) the proceeds from redemption of the shares of Portico Money Market Fund are not immediately reinvested in shares of the Fund, Baird Capital Development Fund, Inc. or Baird Blue Chip Fund, Inc. through a subsequent exercise of the Exchange Privilege. The Exchange Privilege may be terminated at any time by the Fund. However, at the time of termination, former shareholders who hold shares of Portico Money Market Fund acquired pursuant to the Exchange Privilege may reinvest such monies in shares of the Fund, Baird Capital Development Fund, Inc. or Baird Blue Chip Fund, Inc. at net asset value (without a sales or other service charge) within the 24 month period referred to above.

          For federal income tax purposes a redemption of shares of the Fund pursuant to the Exchange Privilege will result in a capital gain if the proceeds received exceed the shareholder's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws which may differ from the Internal Revenue Code.


                ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Fund are made by Baird subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of Baird to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are Baird's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.
 Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, Baird feels that better prices are available from non-principal market makers who are paid commissions directly. Baird may allocate portfolio brokerage on the basis of whether the broker has sold or is currently selling shares of the Fund and may also allocate portfolio brokerage to itself, but, in each case, only if Baird reasonably believes the commissions and transaction quality are comparable to that available from other qualified brokers. Under the Act Baird is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter securities market generally involve transactions with dealers acting as principal for their own account, Baird may not serve as the Fund's dealer in connection with such transactions. Baird when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Baird is a member will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. With respect to any brokerage transactions effected on a securities exchange by Baird for the Fund, any commissions received by Baird as a result thereof shall be fair and reasonable compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period.

          In allocating brokerage business for the Fund, Baird also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While Baird believes these services have substantial value, they are considered supplemental to Baird's own efforts in the performance of its duties under the Advisory Agreements. Other clients of Baird may indirectly benefit from the availability of these services to Baird, and the Fund may indirectly benefit from services available to Baird as a result of transactions for other clients. The Advisory Agreement provides that Baird may cause the Fund to pay a broker which provides brokerage and research services to Baird a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if Baird determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or Baird's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. Baird will not receive higher commissions because of research services provided.

          The Fund paid brokerage commissions of $973 during the fiscal year ended September 30, 1995 on transactions involving securities having a total market value of $29,290,409. During such year, the Fund did not pay Baird any brokerage commissions. The Fund did not pay any brokerage commissions during the fiscal years ended September 30, 1994 and September 30, 1993.

                            CUSTODIAN

          Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                              TAXES

General
-------

          The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

          The Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

          A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of the year, payable and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking onto account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

          Gains or losses on the basis of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

          Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also section 1256 contracts held by the Fund at the end of each taxable year are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

          Hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or cary any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

          The 30% limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, future contracts and options on future contracts.

Distributions
-------------

          Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by the Fund are not expected to qualify for the 70% deduction for dividends received by corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though the distribution represents in part a return of invested capital.

Sale of Shares
--------------

          Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

          Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Backup Withholding
------------------

          The Fund may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

                      SHAREHOLDER MEETINGS

          The Wisconsin Business Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

          The Company's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.
Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or
(2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                     INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 currently serves as the independent accountants for the Fund and has so served since the Fund's commencement of operation in October, 1992. As such Price Waterhouse LLP performs an audit of the Fund's financial statements and considers the Fund's internal control structure. The audited financial statements of the Fund incorporated by reference into the Fund's Prospectus and included in this Statement of Additional
Information have been so incorporated or included in reliance on the report of Price Waterhouse LLP, given on the authority of said firm as experts in accounting and auditing in rendering said report.

                      FINANCIAL STATEMENTS

          The following audited financial statements and notes thereto of the Fund, together with the report of Price Waterhouse LLP thereon, are included herein.

     (1)  Report of Independent Accountants with respect to the Fund.

     (2)  Statement of Net Assets as of September 30, 1995 for the Fund.

     (3) Statement of Operations for the year ended September 30, 1995 for the Fund.

     (4) Statements of Changes in Net Assets for the years ended September 30, 1995 and 1994 for the Fund.

     (5)  Financial Data Schedule.

     (6)  Notes to Financial Statements of the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS                     100 East Wisconsin Avenue
                                                      Suite 1500
                                                      Milwaukee, WI  53202
(Price Waterhouse LLP Logo)


To the Shareholders and Board of Directors of Baird Quality Bond Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baird Quality Bond Fund (the ''Fund'') at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the year from October 1, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ''financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

 /s/ Price Waterhouse LLP

November 2, 1995

BAIRD QUALITY BOND FUND

STATEMENT OF NET ASSETS
September 30, 1995

Principal                                            Amortized          Quoted
 Amount                                                   Cost    Market Value
---------                                            ---------    ------------
LONG-TERM INVESTMENTS 92.0% (A)<F4>

          CORPORATE BONDS - 39.1 %
$300,000  Bankers Trust NY Corp., 8.25%, due 05/01/05  $313,143       $323,813
200,000   Wal-Mart Stores, 8.875%, due 06/29/11         209,463       210,375
250,000   Southwestern Bell Telephone,
            7.375%, due 05/01/12                        256,255        247,500
300,000   Paine Webber Group Inc., 7.625%, due 02/15/14 287,054        288,000
400,000   Lehman Brothers Holdings, 8.50%, due 08/01/15 417,277        422,000
400,000   Becton, Dickinson & Co., 9.25%, due 06/01/16  420,174        420,996
300,000   Kraft Inc., 8.50%, due 02/15/17               310,376        311,078
400,000   Torchmark Corp., 8.625%, due 03/01/17         380,679        413,000
357,000   Southern California Edison Co.,
            8.875%, due 05/01/23                        375,045        374,927
                                                      ---------      ---------
          Total corporate bonds                       2,969,466      3,011,689

          FEDERAL AGENCIES - 40.5 %
100,000   Federal Home Loan Mortgage Corp.,
            8.193%, due 12/16/97                        99,734         100,406
300,000   Federal Home Loan Bank,
            6.95%, due 05/24/99                        300,000         300,797
300,000   SALLIEMAE, 7.00%, due 06/26/00               300,000         300,000
500,000   Federal Home Loan Mortgage Corp.,
            7.90%, due 04/27/05                        507,652         513,203
500,000   Federal National Mortgage Association,
            7.61%, due 06/06/05                        500,000         499,375
900,000   Federal Home Loan Mortgage Corp.,
            7.13%, due 09/15/05                        900,000         900,510
500,000   Federal Home Loan Bank,
            7.40%, due 09/22/05                        500,000         500,313
                                                     ---------       ---------
          Total federal agencies                     3,107,386       3,114,604

          MORTGAGE BACKED SECURITIES - 9.4 %
389,156   Drexel Burnham Lambert CMO Trust, Series J Class 2,
            8.00%, due 07/01/17                        388,201         389,157
250,000   Federal Home Loan Mortgage Corp. 1101M,
            6.95%, due 07/15/21                        249,782         239,375
100,000   Federal Home Loan Mortgage Corp. 1508G,
            6.75%, due 12/15/21                        100,790          97,078
                                                     ---------        --------
          Total mortgage backed securities             738,773         725,610

          U.S. TREASURY SECURITIES - 3.0%
600,000   U.S. Principal Strips, 0%, due 11/15/09      230,040         234,040
                                                     ---------       ---------
          Total treasury securities                    230,040         234,040
                                                     ---------       ---------
          Total long-term investments                7,045,665       7,085,943


SHORT-TERM INVESTMENTS 7.7% (A)<F4>

          VARIABLE RATE DEMAND NOTES
$30,000   General Mills, Inc.                           30,000          30,000
 25,000   Pitney Bowes Credit Corp.                     25,000          25,000
380,000   Sara Lee Corp.                               380,000         380,000
 79,700   Warner-Lambert Company                        79,700          79,700
 80,000   Wisconsin Electric Power Company              80,000          80,000

          Total short-term investments                 594,700         594,700
                                                     ---------       ---------
          Total investments                         $7,640,365       7,680,643
                                                     ---------
                                                     ---------


          Cash and receivables,
             less liabilities - 0.3%  (A)<F4>                           20,372
                                                                     ---------
          NET ASSETS                                                $7,701,015
                                                                     ---------
                                                                     ---------
          Net Asset Value Per Share
            ($0.01 par value, 300,000,000
            shares authorized), redemption price
            ($7,701,015 / 814,278 shares outstanding)                 $   9.46
                                                                     ---------
                                                                     ---------
          Maximum Offering Price Per Share
            (net asset value plus 4.16% of the
            net asset value or 4.00% of the
            offering price calculated as
            $9.46 x 100 / 96.00)                                      $   9.85
                                                                     ---------
                                                                     ---------

(a)<F4> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INCOME:
  Interest                                                            $638,344
                                                                       -------
  Total income                                                         638,344
                                                                       -------
EXPENSES:
  Management fees                                                       42,023
  Professional fees                                                     18,612
  Distributor fees                                                      15,518
  Amortization of organizational expenses                                9,451
  Registration fees                                                      8,905
  Administrative services                                                8,359
  Custodian fees                                                         6,592
  Printing and postage expense                                           3,264
  Transfer agent fees                                                    2,765
  Other expenses                                                         2,968
                                                                       -------
  Total expenses before reimbursement                                  118,457

  Less expenses assumed by adviser                                    (68,030)
                                                                       -------
  Net expenses                                                          50,427
                                                                       -------
NET INVESTMENT INCOME                                                  587,917
                                                                      --------
NET REALIZED LOSS ON INVESTMENTS                                     (304,002)

NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 745,322
                                                                      --------
NET GAIN ON INVESTMENTS                                                441,320
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,029,237
                                                                     ---------
                                                                     ---------


  The accompanying notes to financial statements are an integral part of this statement.


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1995 and 1994

                                                          1995            1994
                                                      --------         -------
OPERATIONS:
  Net investment income                               $587,917        $541,382
  Net realized loss on investments                   (304,002)       (173,396)
  Net increase (decrease) in unrealized
  appreciation on investments                          745,322       (829,284)
                                                     ---------        --------
  Net increase (decrease) in net assets
  resulting from operations                          1,029,237       (461,298)
                                                     ---------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.64 and $0.67 per share, respectively)        (587,917)       (541,378)
  Distribution from net realized gains
    ($0.11 per share)                                        -        (73,944)
                                                      --------        --------
  Total distributions                                (587,917)       (615,322)
                                                      --------        --------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued
    (191,884 and 370,441 shares, respectively)       1,728,536       3,667,913
  Net asset value of shares issued in distributions
    (7,938 and 8,204 shares, respectively)              72,434          79,813
  Cost of shares redeemed (270,508 and
  99,176 shares, respectively)                     (2,502,561)       (949,644)
                                                    ----------        --------
  Net (decrease) increase in net assets
    derived from Fund share activities               (701,591)       2,798,082
                                                      --------       ---------
  TOTAL (DECREASE) INCREASE                          (260,271)       1,721,462

NET ASSETS AT THE BEGINNING OF THE YEAR              7,961,286       6,239,824
                                                     ---------       ---------

NET ASSETS AT THE END OF THE YEAR                   $7,701,015      $7,961,286
                                                     ---------       ---------
                                                     ---------       ---------

  The accompanying notes to financial statements are an integral part of these statements.


FINANCIAL HIGHLIGHTS
(Selected Data for each share of each Fund outstanding throughout each period)

BAIRD QUALITY BOND FUND


                                                               YEARS ENDED SEPTEMBER 30,                FOR THE YEAR FROM
                                                               ---------------------------               OCTOBER 1, 1992*<F8>
                                                                 1995               1994              TO SEPTEMBER 30, 1993
                                                                ------              ------            ---------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                               $9.00              $10.31                   $10.00
Income investment of operations:
 Net investment income                                            0.64                0.67                     0.63
 Net realized and unrealized
 gain (loss) on investments                                       0.46              (1.20)                     0.31
                                                                ------             -------                   ------
Total from investment operations                                  1.10              (0.53)                     0.94
Less distributions:
 Dividends from net investment income                           (0.64)              (0.67)                   (0.63)
 Distribution from net realized gains                                -              (0.11)                        -
                                                                ------             -------                   ------
Total from distributions                                        (0.64)              (0.78)                   (0.63)
                                                                ------             -------                   ------
Net asset value, end of year                                   $  9.46             $  9.00                   $10.31
                                                                ------              ------                   ------
                                                                ------              ------                   ------

TOTAL INVESTMENT RETURN****<F11>                                 12.6%              (5.4%)                     9.8%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (in 000's $)                            7,701               7,961                    6,240
 Ratio of expenses (after reimbursement)
   to average net assets**<F9>                                    0.6%                0.6%                     0.4%
 Ratio of net investment income
   to average net assets***<F10>                                  7.0%                7.0%                     6.2%
 Portfolio turnover rate                                        197.5%               99.6%                   124.1%

 *<F8> Commencement of Operations.
**<F9> Computed after giving effect to adviser's expense limitation undertaking.
If the Fund had paid all of its expenses, the ratios would have been 1.4%, 1.7% and 2.1%, respectively, for the years ended September 30, 1995, 1994 and 1993.
***<F10>The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1995, 1994 and 1993 would have been 6.2%, 5.9% and 4.5%, respectively.
****<F11>Total return does not include the sales load.

NOTES TO FINANCIAL STATEMENTS
September 30, 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of significant accounting policies of the Baird Quality Bond Fund (the ''Fund''), which is one portfolio in a series of two portfolios comprising The Baird Funds, Inc. (the ''Company''), which is registered under the Investment Company Act of 1940. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and commenced operations on October 1, 1992.

(a) Debt securities are valued on the basis of valuations provided by broker-dealers (including broker-dealers from whom such securities may have been purchased) or by a pricing service, approved by the Fund's Board of Directors, which may utilize information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships among securities and yield data in determining values. Securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith in accordance with policies approved by the Fund's Board of Directors. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

(b) Premiums and discounts on securities are amortized to maturity. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported in the statement of net assets, are the same for Federal income tax purposes.

(c) Net realized gains and losses are computed on the basis of the cost of specific certificates.

(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a ''regulated investment company'' and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $214,202 of net capital losses which expire September 30, 2003, and $283,586 of 1995 post-October losses, that may be used to offset capital gains in future years to the extent provided by tax regulations.

(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(f) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

(g) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES - The Fund has a management agreement with Robert W. Baird & Co. Incorporated (''RWB''), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. For the year ended September 30, 1995, RWB voluntarily waived approximately $8,405 of the management fees due from the Fund under the agreement.

  RWB reimburses the Fund for annual expenses in excess of the lowest expense limitation imposed by the states. In addition to the reimbursement required under the management agreement, RWB has voluntarily reimbursed the Fund for all expenses over 0.6% for the year ended September 30, 1995 totaling $56,714. These voluntary reimbursements to the Fund may be modified or discontinued at any time by RWB.

  The Fund has adopted a Distribution Plan (the ''Plan''), pursuant to Rule 12b-1 under the Investment Company Act of 1940 with RWB. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.45% per year of the Fund's daily net assets or the actual distribution costs incurred by RWB during the year. Amounts paid under the Plan are paid monthly to RWB for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 1995, RWB waived distribution fees in excess of .15%, totaling $2,911.

  During the year ended September 30, 1995, the Company was advised that RWB received $19,586 from investors of the Fund, representing commissions on sales of Fund shares and the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.

(3) DISTRIBUTION TO SHAREHOLDERS - Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.

(4) DEFERRED EXPENSES - Organizational expenses were deferred and are being amortized on a straight-line basis over a period of not more than five years. These expenses were advanced by RWB who will be reimbursed by the Fund over a period of not more than five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses for the Fund at September 30, 1995 were $18,902.

(5) INVESTMENT TRANSACTIONS - For the year ended September 30, 1995, purchases and proceeds of sales of investment securities of the Fund (excluding short-term securities) were $14,652,497 and $14,637,912, respectively, and $938,936 and $943,558, respectively for short-term U.S. Government Securities.

(6) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES - As of September 30, 1995, liabilities of the Fund included the following:

     Redemptions payable                                            $57,099
     Dividends payable                                               44,083
     Payable to adviser for management and
       distributor fees and deferred expenses                        22,351
     Other liabilities                                                1,170

(7) SOURCES OF NET ASSETS - As of September 30, 1995, the sources of net assets were as follows:

     Fund shares issued and outstanding                          $8,158,525
     Net unrealized appreciation on investments                      40,278
     Accumulated net realized loss on investments                 (497,788)
                                                                  ---------
                                                                 $7,701,015
                                                                  ---------
                                                                  ---------

  Aggregate net unrealized appreciation as of September 30, 1995 consisted of the following:

     Aggregate gross unrealized appreciation                        $63,894
     Aggregate gross unrealized depreciation                       (23,616)
                                                                    -------
           Net unrealized appreciation                              $40,278
                                                                    -------
                                                                    -------

                          APPENDIX A

                DESCRIPTION OF SECURITIES RATINGS

          As set forth in the Prospectus under the caption "Investment Objective and Policies" the Fund may invest in securities having specified quality ratings, or unrated securities that are of a comparable quality. A brief description of the ratings symbols and their meanings as set forth in the Prospectus.

          Standard & Poor's Corporation Bond Ratings.  A Standard & Poor's
          ------------------------------------------
corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Moody's Investors Service, Inc. Bond Ratings.
          --------------------------------------------

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured).
             ----
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

          Standard & Poor's Commercial Paper Ratings.  A Standard & Poor's
          ------------------------------------------
commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          Moody's Short-Term Debt Ratings.  Moody's short-term debt ratings are
          -------------------------------
opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
 Adequate alternate liquidity is maintained.


                             PART C

                        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a) Financial Statements of each series of Registrant(all included in or incorporated by reference into Parts A and B)

          (1) Report of Independent Accountants

          (2) Statement of Net Assets as of September 30, 1995

          (3) Statement of Operations for the year ended September 30, 1995

          (4) Statements of Changes in Net Assets for the years ended September 30, 1995 and 1994

          (5) Financial Highlights

          (6) Notes to Financial Statements.

     (b)  Exhibits

          (1) Articles of Incorporation (Incorporated by reference to Exhibit 1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (2) Bylaws (Incorporated by reference to Exhibit 2 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (3)  None

          (4.1)Specimen Stock Certificate of Baird Adjustable Rate Income
               Fund (Incorporated by reference to Exhibit 4.1 of Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (4.2)Specimen Stock Certificate of Baird Quality Bond Fund
               (Incorporated by reference to Exhibit 4.2 of Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (5.1)Investment Advisory Agreement of Baird Adjustable Rate
               Income Fund (Incorporated by reference to Exhibit 5.1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (5.2)Investment Advisory Agreement of Baird Quality Bond Fund
               (Incorporated by reference to Exhibit 5.2 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (6.1)Distribution Agreement for Baird Adjustable Rate Income Fund
               (Incorporated by reference to Exhibit 6.1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (6.2)Distribution Agreement for Baird Quality Bond Fund
               (Incorporated by reference to Exhibit 6.2 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (7)  None

          (8)  Custodian Agreement with Firstar Trust Company (Incorporated by reference to Exhibit 8 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of
               1933)

          (9.1)Administration Agreement (Incorporated by reference to Exhibit 9.1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (9.2)Transfer Agent Agreement with Firstar Trust Company
               (Incorporated by reference to Exhibit 9.2 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (9.3)Agreement effective January 13, 1995 among Registrant, on behalf of Baird Adjustable Rate Income Fund, Robert W. Baird & Co. Incorporated and the prior and existing shareholders party thereto

          (9.4)Agreement and Plan of Reorganization dated December 20, 1995 between Registrant, on behalf of Baird Quality Bond Fund, and AIM Funds Group, on behalf of AIM Income Fund

          (10) Opinion of Foley & Lardner, counsel for Registrant
               (Incorporated by reference to Exhibit 10 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

          (11) Consent of Independent Accountants

          (12) None

         (13.1)Subscription Agreement for Baird Quality Bond Fund
               (Incorporated by reference to Exhibit 13.1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

         (13.2)Subscription Agreement for Baird Adjustable Rate Income
               Fund (Incorporated by reference to Exhibit 13.2 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

         (14.1)Individual Retirement Account (Incorporated by reference to
               Exhibit 14.1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

         (14.2)Defined Contribution Retirement Plan (Incorporated by
               reference to Exhibit 14.2 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of
               1933)

         (14.3)Section 403(b)(7) Retirement Plan (Incorporated by
               reference to Exhibit 14.3 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of
               1933)

         (15.1)Distribution Plan for Baird Adjustable Rate Income Fund
               (Incorporated by reference to Exhibit 15.1 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

         (15.2)Distribution Plan for Baird Quality Bond Fund (Incorporated by reference to Exhibit 15.2 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

         (15.3)Distribution Assistance Agreement for Baird Adjustable Rate
               Income Fund (Incorporated by reference to Exhibit 15.3 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

         (15.4)Distribution Assistance Agreement For Baird Quality Bond
               Fund (Incorporated by reference to Exhibit 15.4 of Registrant's Registration Statement on Form N-1A pursuant to Rule 411 under the Securities Act of 1933)

         (16)  Schedule for Computation of Performance Quotations

         (27)  Financial Data Schedule

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any person.

Item 26.  Number of Holders of Securities
          -------------------------------

                                        Number of Record Holders
     Series                              as of December 31, 1995
     ------                              -----------------------


     Quality Bond Fund Common Stock                  84
     Adjustable Rate Income Fund Common Stock        44

Item 27.  Indemnification
          ---------------

          The Wisconsin Business Corporation Law and Article VII of Registrant's Bylaws provide for the indemnification of Registrant's directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933.

          The Bylaws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Registrant, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office. Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by
(i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion.

          Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by Registrant in advance of the final disposition of such action, suit or proceeding in accordance with the requirements of the Wisconsin Business Corporation Law and the Securities and Exchange Commission. The current requirements are: (i) the indemnitee must undertake to repay such amount unless it shall ultimately be determined that the indemnitee is entitled to indemnification; and (ii) any of the following is made a condition of the advance: (A) the indemnitee shall provide a security for his undertaking; (B) Registrant shall be insured against losses arising by reason of any lawful advances; or (C) a majority of a quorum of the disinterested non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee will be found entitled to indemnification.

          Notwithstanding the foregoing, Section 180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a director, officer, employee or agent was successful on the merits or otherwise in the defense of a proceeding, and (b) if the director, officer, employee or agent was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director, officer, employee or agent has a material conflict of interest; (2) a violation of criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the director, officer, employee or agent derived an improper personal benefit; or (4) willful misconduct.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Item 28.  Business and Other Connections of Investment Adviser
                    ----------------------------------------------------

          Information with respect to Messrs. Bell, Low, Hackmann and Ms. Gough and Ms. Taylor is incorporated by reference to pages 14-16 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of Baird, reference is made to Baird's current Form ADV (File No. 801-7571) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters
          ----------------------

          (a) Robert W. Baird & Co. Incorporated, the Fund's principal underwriter and investment adviser, is the principal underwriter for Baird Capital Development Fund, Inc. and Baird Blue Chip Fund, Inc. and is the sub-adviser to Baird Capital Development Fund, Inc and adviser to Baird Blue Chip Fund, Inc.

          (b) Incorporated by reference to Item 28 and pages 14-16 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

          (c)  None

Item 30.  Location of Accounts and Records
          --------------------------------

          All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Secretary, Glen F. Hackmann, at Registrant's corporate offices, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 or Fiduciary Management, Inc. at its offices at 225 East Mason Street, Milwaukee, Wisconsin 53202.

Item 31.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings
          ------------

          Not required.


                           SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 9th day of January, 1996.

                                   THE BAIRD FUNDS, INC.
                                   (Registrant)


                                   By:  /s/ Marcus C. Low, Jr.
                                        ------------------------------
                                        Marcus C. Low, Jr., President


          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Name             Title                Date
              ----             -----                ----



/s/ Marcus C. Low, Jr.
----------------------
Marcus C. Low, Jr.         Principal Executive,    January 9, 1996
                            Financial and
                            Accounting Officer

/s/ James D. Bell
---------------------
James D. Bell              Director                January 9, 1996


/s/ Albert J. DiUlio
---------------------
Albert J. DiUlio           Director                January 9, 1996


/s/ George C. Kaiser
---------------------
George C. Kaiser           Director                January 9, 1996


/s/ Allan H. Selig
---------------------
Allan H. Selig             Director                January 9, 1996


/s/ Edward J. Zore
---------------------
Edward J. Zore             Director                January 9, 1996


                          EXHIBIT INDEX

 Exhibit No.                 Exhibit                         Page No.
 -----------                 -------                         --------


       (1)   Registrant's Articles of Incorporation             *<F3>

       (2)   Registrant's By-Laws                               *<F3>

       (3)   None

     (4.1)   Specimen Stock Certificate of Baird                *<F3>
             Adjustable Rate Income Fund

     (4.2)   Specimen Stock Certificate of Baird Quality        *<F3>
             Bond Fund

     (5.1)   Investment Advisory Agreement of Baird             *<F3>
             Adjustable Rate Income Fund

     (5.2)   Investment Advisory Agreement of Baird             *<F3>
             Quality Bond Fund

     (6.1)   Distribution Agreement for Baird Adjustable        *<F3>
             Rate Income Fund

     (6.2)   Distribution Agreement for Baird Quality           *<F3>
             Bond Fund

       (7)   None

       (8)   Custodian Agreement with Firstar Trust             *<F3>
             Company

     (9.1)   Administration Agreement                           *<F3>

     (9.2)   Transfer Agent Agreement with Firstar Trust        *<F3>
             Company

     (9.3)   Agreement effective January 13, 1995 among         *<F3>
             Registrant, on behalf of Baird Adjustable
             Rate Income Fund, Robert W. Baird & Co.
             Incorporated and the prior and existing
             shareholders party thereto

     (9.4)   Agreement and Plan of Reorganization between
             Registrant, on behalf of Baird Quality Bond
             Fund, and AIM Funds Group, on behalf of AIM
             Income Fund

      (10)   Opinion of Foley & Lardner                         *<F3>

      (11)   Consent of Price Waterhouse LLP

      (12)   None

    (13.1)   Subscription Agreement for Baird Quality           *<F3>
             Bond Fund

    (13.2)   Subscription Agreement for Baird Adjustable        *<F3>
             Rate Income Fund

    (14.1)   Individual Retirement Account                      *<F3>

    (14.2)   Defined Contribution Retirement Plan               *<F3>

    (14.3)   Section 403(b)(7) Retirement Plan                  *<F3>

    (15.1)   Distribution Plan for Baird Adjustable Rate        *<F3>
             Income Fund

    (15.2)   Distribution Plan for Baird Quality Bond           *<F3>
             Fund

    (15.3)   Distribution Assistance Agreement for Baird        *<F3>
             Adjustable Rate Income Fund

    (15.4)   Distribution Assistance Agreement for Baird        *<F3>
             Quality Bond Fund

      (16)   Schedule for Computation of Performance
             Quotations

      (27)   Financial Data Schedule

*<F3>  Incorporated by reference.